UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14A-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
DATED APRIL 18, 2018

● , 2018

Dear Stockholder:

You are cordially invited to attend Acacia Research Corporation’s 2018 Annual Meeting of Stockholders to be held on ●, 2018. The meeting will be held at ●, in Newport Beach, California, beginning at ●, local time. The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, are attached to this letter and are also available at http://proxymaterial.acaciaresearch.com. I urge you to read the Notice of Annual Meeting and Proxy Statement carefully.
At this year’s meeting, stockholders are being asked to:

(1)
elect two Class III directors to serve on our Board of Directors for a term of three years expiring upon the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)	ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	approve, by advisory vote, the compensation of our named executive officers as set forth in this proxy statement;

(4)
approve the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards; and

(5)	transact such other business as may properly come before the meeting.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed WHITE proxy card in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.
Sidus Investment Management, LLC and BLR Partners LP (collectively, “Sidus”) have notified us of their intention to nominate two director candidates for election to our Board of Directors at the Annual Meeting in opposition to the nominees recommended by the Board of Directors. As a result, you may receive solicitation materials, including a blue proxy card, from Sidus seeking your proxy. The Board of Directors does NOT endorse any Sidus nominee. WE URGE YOU TO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE. INSTEAD, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN THE COMPANY'S PROXY STATEMENT.

If you have already voted using a blue proxy card sent to you by Sidus, you can revoke that proxy by voting in favor of our Board of Directors' nominees by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count.
We look forward to seeing you on ●, 2018.

Sincerely,

Robert B. Stewart, Jr.
President
The attached Proxy Statement is dated ●, 2018 and is first being mailed on or about ●, 2018.
If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitors at the contacts listed below:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 566-8006 (Toll Free)

1407 Broadway - 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
DATED APRIL 18, 2018
ACACIA RESEARCH CORPORATION
520 Newport Center Drive
Newport Beach, California 92660
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON ●, 2018
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation will be held on ●, ●, 2018, at ●, local time, at ●, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1.
To elect two Class III directors to serve on our Board of Directors for a term of three years expiring upon the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve, by advisory vote, the compensation of our named executive officers;

4.
To approve the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards; and

5.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN THE COMPANY'S PROXY STATEMENT BY USING THE ENCLOSED WHITE PROXY CARD.

Sidus Investment Management, LLC and BLR Partners LP (collectively, “Sidus”) have notified us of their intention to nominate two director candidates for election to our Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a blue proxy card, from Sidus seeking your proxy. The Board of Directors does NOT endorse any Sidus nominee. WE URGE YOU TO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE.

If you have already voted using a blue proxy card sent to you by Sidus, you can revoke that proxy by voting in favor of the nominees recommended by our Board of Directors by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count.

We are not responsible for the accuracy of any information provided by, or relating to, Sidus or any Sidus nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Sidus, or any other statements that Sidus or its representatives may otherwise make.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON ●, 2018: The Proxy Statement, enclosed WHITE proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at http://proxymaterial.acaciaresearch.com.

Our Board of Directors has established ●, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on ●,2018 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed WHITE proxy card in the enclosed postage-paid envelope, even if you plan to attend the Annual Meeting. Returning your completed proxy will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

Sincerely,

Edward J. Treska
Executive Vice President, General Counsel and Corporate Secretary

Newport Beach, California
●, 2018

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitors at the contacts listed below:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 566-8006 (Toll Free)

1407 Broadway - 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

[this page intentionally blank]

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
DATED APRIL 18, 2018
ACACIA RESEARCH CORPORATION
520 Newport Center Drive
Newport Beach, California 92660
_______________________________
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON ●, 2018
_______________________________
General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” "Acacia" and the “Company”) for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on ●, ●, 2018 at ●, local time, and at any adjournment or postponement thereof. The Annual Meeting will be held at ● located at ●. Only stockholders of record at the close of business on ●, 2018 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including audited financial statements, were mailed on or about ●, 2018 to all stockholders entitled to receive notice of and to vote at the Annual Meeting. In addition, these proxy solicitation materials, our Annual Report on Form 10-K and directions to attend the Annual Meeting, where you may vote in person, are available at http://proxymaterial.acaciaresearch.com.
Questions and Answers
The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.	What may I vote on at the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:

•
Proposal No. 1: The election of two Class III directors to serve on our Board for a term of three years expiring upon the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•	Proposal No. 2: The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

•	Proposal No. 3: The approval, by advisory vote, of the compensation of our named executive officers, as disclosed in this proxy statement; and

•
Proposal No. 4: The approval of the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards.

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.	How does the board of directors recommend that I vote on the proposals?
The Board recommends that our stockholders vote “FOR” each of the proposals in this proxy by using the enclosed WHITE proxy card.

3.	Will I receive proxy materials from anyone else?

Sidus Investment Management, LLC and BLR Partners LP (collectively, “Sidus”) have provided notice to us of their intention to nominate two director candidates for election at the Annual Meeting in opposition to the nominees recommended by the Board. As a result, you may receive solicitation materials, including a blue proxy card, from Sidus seeking your proxy.

We are not responsible for the accuracy of any information provided by or relating to Sidus contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Sidus or any other statements that Sidus may otherwise make.

4.	What should I do if I receive proxy materials from Sidus?

The Board does NOT endorse any Sidus nominee and urges you NOT to vote any blue proxy card sent to you by Sidus. Instead, the Board urges you to vote for the election of each of the Board's director nominees named in this Proxy Statement using the enclosed WHITE proxy card.

Voting to “withhold” with respect to any of Sidus’ nominees on its blue proxy card is not the same as voting for the Board’s nominees. This is because a vote to “withhold” with respect to any of Sidus’ nominees on its blue proxy card will revoke any previous proxy submitted by you to vote for the Board's nominees on a WHITE proxy card, as only your latest proxy card will be counted. DO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE.

If you have already voted using a blue proxy card sent to you by Sidus, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to change your vote.
5.    How can I vote my shares in person at the Annual Meeting?
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.
6.    How can I vote my shares without attending the Annual Meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy by completing and mailing your proxy card. If you hold your shares beneficially in street name, please refer to the voting materials delivered to you by your broker, bank or other nominee for details.
Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and promptly return the enclosed WHITE proxy card in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

7.	Can I change my vote or revoke my proxy?
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before the Annual Meeting by: (1) notifying our Secretary in writing; (2) voting in person at the Annual Meeting; or (3) returning a later-dated proxy card. If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

If you have already voted using a blue proxy card sent to you by Sidus, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to change your vote.

If you need assistance changing or revoking your proxy, please call our proxy solicitor, Georgeson, toll free at (888) 566-8006, or MacKenzie Partners, toll free at (800) 322-2885.
8.    Who will count the vote?
A representative of Computershare Trust Company, N.A., will count the votes and act as the inspector of election.

9.	What does it mean if I get more than one proxy card or voting instruction form?
If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voting instruction form. In addition, Sidus has provided notice to us of its intention to nominate two director candidates for election at the Annual Meeting in opposition to the nominees recommended by the Board. As a result, you may receive solicitation materials, including a blue proxy card, from Sidus seeking your proxy.
DO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS. Instead, please sign and return all WHITE proxy cards or voting instruction forms to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company, N.A, or if your shares are held in “street name,” by contacting the broker, bank or other nominee holding your shares.

10.	Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock as of the close of business on ●, 2018, the record date established by the Board (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

11.	How many shares am I entitled to vote?
You may vote all of the shares owned by you as of the close of business on the Record Date, and you are entitled to cast one vote per share of common stock held by you on the Record Date. These shares include shares that are held of record directly in your name, and held for you as the beneficial owner through a stockbroker, bank, or other nominee.
12.    How many votes may be cast?
As of the Record Date, ● shares of our common stock were issued and outstanding. Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting.
13.    What is a “quorum” at the Annual Meeting?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Votes cast by proxy or voting instruction card or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the Annual Meeting who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.
14.    What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•
Shares held of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a WHITE proxy card for you to use.

•
Shares owned beneficially. If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Please refer to the voting instructions you received from your broker, bank, or other nominee for instructions on the voting methods they offer.

15.	What happens if I abstain?

When an eligible voter attends the Annual Meeting but decides not to vote, his, her or its decision not to vote is called an “abstention.” Properly executed proxy or voting instruction cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•
abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality, majority or some other percentage of the votes actually cast, and thus will have no effect on the outcome; and

•
abstention shares will have the same effect as votes “against” a proposal if the minimum vote required for approval of the proposal is a majority or some other percentage of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

16.    How do you treat “broker non-votes”?
Broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other nominee (i) does not receive voting instructions from the beneficial owner, and (ii) lacks discretionary authority to vote the shares with respect to a particular proposal.
A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of directors, the advisory vote on the compensation of our named executive officers, and the approval of the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards. Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality, majority or some other percentage of (i) the votes cast or (ii) the votes present or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority or some other percentage of the outstanding shares entitled to vote on such proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on the “non-routine” matters described above and will not be counted in determining the number of shares necessary for approval.

17.	What vote is required to approve each proposal?
Election of Directors: Proposal No. 1. The Board has adopted a majority voting standard for uncontested director elections. This means that each director nominee in an uncontested election will be elected by a majority of the votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (assuming that a quorum is present). An “uncontested election” is an election in which the number of nominees for director is not greater than the number of directors to be elected. A “contested election” is an election in which the number of nominees for director nominated exceeds the number of directors to be elected.
Because of the nomination by Sidus of candidates for election to the Board, the Board determined that the Annual Meeting will be a contested election. Accordingly, directors will be elected by a plurality of the votes cast by the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The two candidates receiving the most votes at the Annual Meeting will be elected as directors.
If you are present at the Annual Meeting but do not vote for a particular nominee, or if you have given a proxy or voting instruction card and properly withheld authority to vote for a nominee, the shares withheld or not voted will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there was a quorum. Broker non-votes will not be taken into account in determining the election of directors.
Voting to “withhold” with respect to any of Sidus’ nominees on its blue proxy card is not the same as voting for the Board’s nominees. This is because a vote to “withhold” with respect to any of Sidus’ nominees on its blue proxy card will revoke any previous proxy submitted by you to vote for the Board's nominees on a WHITE proxy card, as only your latest proxy card will be counted. DO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE.
Ratification of Independent Registered Public Accounting Firm: Proposal No. 2. The approval of Proposal No. 2, ratifying the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because the ratification of the independent registered public accounting firm is a routine matter, we do not anticipate receiving any broker non-votes for this proposal. Abstentions will have the same effect as votes against this proposal.
Advisory Vote on the Compensation of Our Named Executive Officers: Proposal No. 3. The approval of Proposal No. 3, regarding the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.
Approval of the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan: Proposal No. 4. The approval of Proposal No. 4, regarding the approval of the 2018 Acacia Research Corporation Stock Incentive Plan, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

18.	How will voting on any other business be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, your signed WHITE proxy card gives authority to the proxy holders, Robert B. Stewart, Jr. and Edward J. Treska, to vote on such matters at their discretion.

19.	Who are the largest principal stockholders?
For information regarding holders of more than 5% of the outstanding shares of our common stock, see “Security Ownership of Certain Beneficial Owners and Management” beginning on page ● of this Proxy Statement.

20.	Who will bear the cost of this solicitation?
We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and certain of our regular employees, without additional compensation.

As a result of the proxy contest initiated by Sidus, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained Georgeson, Inc. (“Georgeson”) and MacKenzie Partners, Inc. (“MacKenzie Partners”), proxy solicitation firms, to perform various solicitation services. We will pay Georgeson and MacKenzie Partners a fee of $● and $●, respectively, plus phone and other related expenses, in connection with their solicitation services. Georgeson expects that approximately ● of its employees will assist in the solicitation. MacKenzie Partners expects that approximately ● of its employees will assist in the solicitation.

Our expenses related to the solicitation of proxies from stockholders this year may substantially exceed those normally spent for an annual meeting of stockholders. Such additional costs are expected to aggregate to approximately $●, exclusive of any costs related to any litigation in connection with the Annual Meeting. These additional solicitation costs are expected to include: the fees payable to our proxy solicitors; fees of outside counsel to advise us in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of common stock; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $● of these solicitation costs.
21.    Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
22.    Who can answer my questions?
Your vote at this year's Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Georgeson or MacKenzie Partners, the firms assisting us in the solicitation of proxies:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 566-8006 (Toll Free)

1407 Broadway - 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

BACKGROUND OF THE SOLICITATION

The following chronology summarizes the key meetings and events related to the proxy contest at the Annual Meeting. This chronology does not purport to catalogue every conversation of or among the Board or our representatives, and other parties.

On October 31, 2017, Robert B. Stewart, Jr., our President, had a telephone conversation with Michael J. Barone, a principal of Sidus, at Mr. Barone's request. During the call, Mr. Stewart discussed with Mr. Barone the Company's business and indicated that he would be prepared to meet with representatives of Sidus and other stockholders of the Company, during his next visit to New York City to update them on Acacia's business and strategy.

On January 3, 2018, Mr. Stewart had a telephone conversation with Mr. Barone, during which Mr. Barone inquired as to when Mr. Stewart expected to meet with representatives of Sidus and other stockholders of the Company. Mr. Stewart advised Mr. Barone that his next visit to New York City had not been scheduled yet.

On January 9, 2018, Mr. Stewart had a telephone conversation with Mr. Barone, in which Mr. Barone expressed Sidus' unhappiness relating to the Company's recent stock option grants. Mr. Stewart encouraged Mr. Barone to discuss the matter further with G. Louis Graziadio, III, our Executive Chairman.

On January 12 and January 23, 2018, Mr. Stewart received two emails from Mr. Barone, in which Mr. Barone requested a meeting with Mr. Graziadio to discuss the Company's strategy. In his January 23, 2018 email, Mr. Barone expressed the view that Acacia should immediately sell its stock of Veritone, Inc. (referred to herein as "Veritone") and use the proceeds to buy back Acacia stock.

On January 26, 2018, Messrs. Graziadioand Stewart and James F. Sanders, a member of the Board, had a telephone conversation with Mr. Barone at Mr. Barone's request, during which our representatives discussed with Mr. Barone, among other things, Acacia's strategy and the recent stock option grants. Because our representatives were unable to discuss certain matters with Mr. Barone due to confidentiality and Regulation FD concerns, our representatives suggested continuing these discussions with representatives of Sidus after we issued our 2017 earnings release, which was issued on February 13, 2018.

On February 6, 2018, Mr. Stewart had a telephone conversation with Mr. Barone, during which Mr. Stewart indicated that Acacia expected to update our stockholders on our strategy and other matters in our 2017 earnings release, which we expected to be issued in the following few days.

On February 12, 2018, Mr. Stewart received an email from Mr. Barone, in which Mr. Barone criticized the Company's recent stock option grants and again urged the Company to immediately sell its investment in Veritone and use the proceeds to buy back Acacia Stock.

On February 13, 2018, we issued our 2017 earnings release, in which we discussed, among other things, Acacia's strategy of maximizing stockholder value through leveraging our substantial experience and expertise in the intellectual property sector and diversifying our business by partnering with companies in the emerging growth and disruptive technology areas.

On February 16, 2018, Mr. Stewart received an email from Mr. Barone, in which Mr. Barone requested a meeting with Mr. Graziadio and Frank E. Walsh, III, a member of the Board. Due to Messrs. Graziadio's and Walsh's full work schedules at that time, no such meeting was scheduled.

On February 26, 2018, Mr. Stewart received an email from Mr. Barone, in which Mr. Barone sharply criticized Veritone's financial performance and again urged Acacia to sell its Veritone stock.

On March 8, 2018, Sidus delivered to us a notice of its intention to nominate two or three director candidates for election to the Board at the Annual Meeting. Concurrently with its nomination notice, Sidus delivered to us a letter addressed to Mr. Graziadio, containing certain allegations relating to our business and certain members of the Board.

On March 19, 2018, we filed a Current Report on Form 8-K confirming the receipt of Sidus' notice of nomination and stating that the Board would carefully review and consider Sidus' director candidates and make a formal recommendation regarding director nominations. On the same day, we delivered to Sidus a letter responding to its March 8, 2018 letter to Mr. Graziadio.

On March 20, 2018, Sidus issued a press release that included a public letter to our stockholders, in which Sidus publicly announced its intention to nominate two director candidates for election to the Board at the Annual Meeting. Sidus also formally withdrew the nomination of its third director candidate.

On March 21, 2018, we issued a press release that included a public letter to our stockholders responding to the allegations contained in Sidus' March 20, 2018 letter to stockholders.

On March 23, 2018, the Nominating and Governance Committee held a meeting at which it considered the proposal to appoint Joseph E. Davis and Paul Falzone, to the Board. Messrs. Davis and Falzone were identified as independent director candidates through a search process conducted by the Board over the past year to identify qualified new directors with the relevant skills, expertise and leadership experience in technology investing and other areas of critical importance to the Company. From time to time during the past year, the Nominating and Governance Committee informally discussed Messrs. Davis' and Falzone's backgrounds and qualifications and the possibility of appointing them to the Board. During the same period, Messrs. Davis and Falzone were introduced to most of the Board members. At the meeting, the Nominating and Governance Committee reviewed the experience and qualifications of Messrs. Davis and Falzone, determined that each of them is qualified to serve as a director of the Company and recommended that the Board inquire as to whether Messrs. Davis and Falzone would be interested in serving as members of the Board.

Later on March 23, 2018, the Board held a meeting at which it reviewed the analysis and recommendation of the Nominating and Governance Committee and determined to inquire as to whether each of Messrs. Davis and Falzone would be interested in serving as a member of the Board. The Board further determined that if Messrs. Davis and Falzone confirm that they are interested in serving as members of the Board, their appointment would be subject to final approval by the Board.

Also on March 23, 2018, Sidus delivered a letter to the Board containing additional allegations relating to certain members of the Board.

On March 27, 2018, each of Messrs. Davis and Falzone informed the Company that he is interested in serving as a member of the Board.

Also on March 27, 2018, Sidus delivered to the Company a request to inspect the books and records of the Company under Section 220 of the Delaware General Corporation Law.

On March 28, 2018, Mr. Graziadio, on behalf of the Board, sent an email to Al Tobia and Bradley Radoff, inviting Sidus’ director candidates, Mr. Tobia and Clifford Press, to meet with the Company’s Nominating and Governance Committee, offering to make the committee available to each of them at their convenience, and asking for assistance in arranging an interview with each of Sidus’ nominees.  On the same day, Mr. Tobia sent a reply email to Mr. Graziadio declining the Company’s invitation for Sidus’ nominees to meet with the Nominating and Governance Committee.

On March 29, 2018, Mr. Graziadio received an email from Mr. Radoff, in which Mr. Radoff advised Mr. Graziadio that he would like to meet in person the following week to discuss Acacia's strategy and the issues raised in Sidus' prior correspondence. A meeting was scheduled for April 6, 2018 in California.

On March 30, 2018, the Nominating and Governance Committee held a meeting at which it concluded, based on the committee's review of the information relating to Sidus' director candidates provided by Sidus in its nomination notice, that neither of Sidus' director candidates offered experience or skills that would be additive to the Board. Accordingly, the Nominating and Governance Committee recommended that the Board not nominate either of Sidus' candidates for election to the Board at the Annual Meeting. The Nominating and Governance Committee also recommended that each of Joseph E. Davis and Paul Falzone be appointed to the Board as new independent directors.

Later on March 30, 2018, the Board held a meeting at which it considered the analysis and recommendation of the Nominating and Governance Committee and determined not to recommend either of Sidus' director candidates for election to the Board at the Annual Meeting. The Board also adopted a resolution increasing the size of the Board from six to eight directors and appointing Joseph E. Davis to the Board as a Class I director to serve until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified, and appointing Paul Falzone to the Board as a Class II director to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified. The Board's decision to increase the size of the Board and appoint Messrs. Davis and Falzone as directors of the Company was made based on the Board's desire to refresh the composition of the Board by adding new independent, highly qualified directors with key expertise and leadership experience in technology investing and other critical areas, as well as strong values and significant financial acumen. The Board believes that Mr. Davis' substantial experience and expertise as an auditor and financial consultant, and Mr. Falzone's experience as an executive and successful high-tech investor, will enable them to add an important dimension to the Board, as we continue to pursue strategic investments in high-growth companies and disruptive technologies. The Board also believes that Messrs. Davis and Falzone will contribute important insight and knowledge to our Audit and Compensation Committees. The Board’s decision to appoint Messrs. Davis and Falzone to the Board followed a search process to identify qualified director candidates that was initiated by the Board over a year ago, long before the Company received notice from Sidus of its intention to nominate candidates for election to the Board at the Annual Meeting, and was made shortly after Messrs. Davis and Falzone informed the Company on March 27, 2018 of their interest in serving as members of the Board. The Board’s decision to appoint Messrs. Davis and Falzone as directors was made after a careful review by the Board and its Nominating and Governance Committee of the experience and qualifications of the director candidates nominated by Sidus (based on information included in Sidus’ nomination notice as well as publicly available information) and reflected the Board’s belief that neither of Sidus’ nominees had experience or skills that would be additive to the Board. The Board’s decision to expand the size of the Board and appoint Messrs. Davis and Falzone as directors also reflected the Board’s belief that because each of Messrs. Davis and Falzone is an independent director under the applicable Nasdaq rules, their appointment and the related expansion of the Board would have no effect on the Board representation of the Sidus nominees if they are elected to the Board at the Annual Meeting.

On April 2, 2018, we issued a press release announcing the appointment of Messrs. Davis and Falzone to the Board.

Also on April 2, 2018, we filed our preliminary proxy statement in connection with the Annual Meeting.

On April 3, 2018, Sidus issued a press release criticizing the recent appointments of Messrs. Davis and Falzone to the Board.

Also on April 3, 2018, Acacia’s outside counsel delivered to Sidus’ outside counsel a letter in response to Sidus’ request to inspect the books and records of the Company under Section 220 of the Delaware General Corporation Law.

On April 4, 2018, Mr. Graziadio received an email from Mr. Radoff, in which Mr. Radoff advised Mr. Graziadio that in light of the recent appointments of Messrs. Davis and Falzone to the Board, Mr. Radoff no longer wished to meet in person and instead would like to conduct the meeting telephonically.

On April 5, 2018, Mr. Graziadio sent an email to Mr. Radoff, in which he stated that in light of confidentiality and Regulation FD concerns, it would be inappropriate to conduct the meeting by telephone, and proposed to reschedule the in-person meeting for another time that would be convenient for Mr. Radoff.

Also on April 5, 2018, Sidus filed its preliminary proxy statement in connection with the Annual Meeting.

During the period from April 6, 2018 to April 16, 2018, Mr. Graziadio and Mr. Radoff exchanged several emails in which they agreed to reschedule the in-person meeting for April 17, 2018.

On April 9, 2018, we delivered to Sidus a letter requesting additional information regarding any short positions in Acacia or Veritone stock, derivatives or similar securities held by Sidus, any of its director nominees or any other participants in its solicitation within the past two years. We requested such information due to the fact that Mr. Radoff held a short position in Acacia stock until March 2, 2018, just a few days before Sidus delivered its notice of nomination to the Company on March 8, 2018, as disclosed in Sidus’ notice of nomination and preliminary proxy statement. By letter dated April 11, 2018, Sidus informed us that none of the participants in Sidus’ solicitation have held any such securities positions or derivatives within the past two years, other than Mr. Radoff's short position in Acacia stock.

On April 10, 2018, Sidus issued a press release that included a public letter to our stockholders, in which it expressed its concerns relating to Acacia’s financial performance and corporate governance, including the recent appointment of Messrs. Davis and Falzone to the Board.

On April 14, 2018, Edward W. Frykman, a member of the Board, passed away. Mr. Frykman served as a Class II director for a term expiring at the Company’s 2020 annual meeting of stockholders.

On April 17, 2018, Mr. Graziadio and Edward J. Treska, our Executive Vice President, General Counsel and Corporate Secretary, had an in-person meeting with Mr. Radoff, during which they discussed with Mr. Radoff, among other things, the Company’s business and strategy.

On April 18, 2018, the Board, acting by unanimous written consent, adopted a resolution reducing the size of the Board from eight to seven directors and appointing Mr. Falzone to the Audit Committee to replace Mr. Frykman, effective immediately.
Also on April 18, 2018, Mr. Graziadio sent an email to Mr. Radoff stating that while Acacia strongly disagrees with Sidus' views regarding Acacia's corporate governance, we are open to constructive suggestions. Mr. Graziadio also expressed the view that a costly and distracting proxy contest would not be in the best interests of Acacia's stockholders and stated that we remain open to meeting Sidus' director nominees.

Also on April 18, 2018, we filed our amended preliminary proxy statement in connection with the Annual Meeting.
THE BOARD URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT YOU MAY RECEIVE FROM SIDUS, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO SIDUS' NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD'S NOMINEES ON A WHITE PROXY CARD, AS ONLY THE LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
General
Our Amended and Restated Bylaws, as amended, provide that the number of directors shall be set by the Board, but in any case shall not be less than five and not more than nine. The Board has set the current number of directors at seven. The Board is divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of our stockholders.
The Board, on the recommendation of the Nominating and Governance Committee, has nominated G. Louis Graziadio, III and Frank E. Walsh, III for election at the Annual Meeting to serve as the Class III directors for a term of office expiring at our 2021 Annual Meeting of Stockholders. Mr. Graziadio and Mr. Walsh have agreed to serve on the Board if elected, and management has no reason to believe that either of Mr. Graziadio or Mr. Walsh will be unavailable for service. If either Mr. Graziadio or Mr. Walsh are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.
Plurality Vote Standard
Our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director in uncontested elections. In a contested election, such as this one, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.
Because of the nomination by Sidus of candidates for election to the Board, the Board has determined that the Annual Meeting will be a contested election. Accordingly, the directors will be elected by a plurality of the votes cast by the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.
Required Vote
If a quorum is present and voting, each nominee for Class III director will be elected by a plurality of the votes cast with respect to such nominee. The two candidates receiving the most votes at the Annual Meeting will be elected.
This proposal is considered a non-routine matter under applicable rules. Accordingly, a broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and shares withheld or not voted will not be taken into account in determining the election of directors, although they will be counted for purposes of determining whether there was a quorum.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE CLASS III NOMINEES NAMED HEREIN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
SIDUS HAS NOTIFIED US OF ITS INTENTION TO NOMINATE TWO DIRECTOR CANDIDATES FOR ELECTION AT THE ANNUAL MEETING IN OPPOSITION TO THE NOMINEES RECOMMENDED BY THE BOARD. AS A RESULT, YOU MAY RECEIVE SOLICITATION MATERIALS, INCLUDING A BLUE PROXY CARD, FROM SIDUS SEEKING YOUR PROXY. THE BOARD DOES NOT ENDORSE ANY SIDUS NOMINEE. WE URGE YOU NOT TO RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE. INSTEAD, WE URGE YOU TO VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES RECOMMENDED BY OUR BOARD BY SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD.

The following table sets forth information as to the persons who currently serve as our directors.1

Name	Age	Director Since	Positions with the Company
William S. Anderson+^	59	2007	Director
Fred A. de Boom*+^	82	1995	Director

G. Louis Graziadio, III@	68	2002	Executive Chairman and Director
Frank E. Walsh, III^@	51	2016	Director
James F. Sanders^@	61	2017	Director
Joseph E. Davis*^	66	2018	Director
Paul Falzone*^+@	44	2018	Director
____________________

(1)
Edward W. Frykman, who served on the Board since April 1996, passed away on April 14, 2018. Mr. Frykman served as Vice Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating and Governance Committee.

* Member of the Audit Committee
+ Member of the Compensation Committee
^ Member of the Nominating and Governance Committee
@ Member of the Strategic Review Committee

Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.
Information Regarding the Director Nominees (Class III)
G. Louis Graziadio, III has been a director since February 2002. Mr. Graziadio, is President and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a closely-held California company involved in a wide range of investments and business ventures.  Mr. Graziadio is also Chairman of the Board and Chief Executive Officer of Boss Holdings, Inc., a distributor of work and hunting gloves, rainwear, rain boots, industrial apparel, pet products, specialty merchandise, and wireless accessories for electronic and mobile devices.  From 1984 to 2000, Mr. Graziadio served as a director of Imperial Bancorp, the parent company of Imperial Bank, a Los Angeles based commercial bank acquired by Comerica Bank in January 2001.  Mr. Graziadio, and companies with which he is affiliated, are significant shareholders in numerous private and public companies in a number of different industries.  Since 1978, Mr. Graziadio has been active in the restructurings of both private and public companies, as well as corporate spin-offs and IPOs.  Mr. Graziadio also served as a director of True Religion Apparel, Inc., a publicly traded clothing company, until its sale in July 2013. Mr. Graziadio is also a member of the Board of Directors of World Point Terminals, Inc., which owns, operates, develops, and acquires terminal assets relating to the storage of light refined products and crude oil. Mr. Graziadio has also served on the Board of Directors of Veritone since August 2016. We believe that Mr. Graziadio’s qualifications to serve on the Board include his extensive business experience having held senior management positions at several different companies and his experience in serving on the boards of directors of public companies.

Frank E. Walsh, III has served as a director since April 2016. Mr. Walsh is the manager of Jupiter Capital Management Partners, LLC and a founding partner of WR Capital Partners. Through Jupiter and WR Capital Partners, Mr. Walsh has extensive experience in the acquisition and financing of both public and private companies in the technology industry and many other industries. Mr. Walsh serves on the board of directors and the audit and compensation committees of 1st Constitution Bank and 1st Constitution Bancorp, as a director and audit committee member of World Point Terminals Inc. and as a director of Veritone. Mr. Walsh also serves as a trustee for St. Benedicts Preparatory School in Newark, New Jersey and Lehigh University in Bethlehem, Pennsylvania. We believe that Mr. Walsh is qualified to serve on the Board because of his business skills and experience, executive leadership expertise and investment acumen developed during his long career at Jupiter Capital Management Partners, LLC and WR Capital Partners, LLC, and his service on other boards.

Directors with Terms Expiring in 2019 (Class I)

Fred A. de Boom has served as a director since February 1995. Mr. de Boom has been a principal in Sonfad Associates, an Orange County-based firm which is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, bank debt refinance and asset based financing, since 1995. Previously, Mr. de Boom served for five years as a Vice President of Tokai Bank, for eight years as a Vice President of Union Bank, and for twenty-two years as a Vice President of First Interstate Bank. Mr. de Boom received a B.A. degree from Michigan State University and an M.B.A. degree from the University of Southern California. We believe that Mr. de Boom’s qualifications to serve on the Board include his 20-year tenure as a member of the Board and extensive experience in the fields of finance and business transactions.

James F. Sanders has served as a director since July 2017. Mr. Sanders is a corporate lawyer currently engaged in private practice advising both public and private companies. From 1998 to March 2017, Mr. Sanders served as corporate counsel for Apex Oil Company, Inc., a St. Louis-based, privately held company with nationwide operations in petroleum trading, bulk storage, distribution and inland marine transportation. From 2006 through July 2015, he also served as corporate counsel for FutureFuel Corporation, an NYSE-listed manufacturer and distributor of biodiesel and chemical products, with primary responsibility for corporate governance and SEC public reporting. Since October 1998, Mr. Sanders has served as secretary and general counsel of Boss Holdings, Inc., a distributor of work gloves, work apparel, pet products, wireless accessories and promotional products. From 1990 to 1998, Mr. Sanders was an associate then partner at Lewis, Rice & Fingersh in St. Louis. He holds a B.S. degree in business administration (summa cum laude) and an M.B.A. in finance from St. Louis University School of Business Administration, as well as a J.D. degree from St. Louis University School of Law. We believe Mr. Sanders experience in advising companies on corporate matters, including mergers and acquisitions, banking, real estate, antitrust and litigation management will strengthen the governance and functioning of the Board. His legal experience and financial education will help the Board’s assessment of business opportunities, strategic options and risk management.

Joseph E. Davis has served as a director since March 30, 2018. Mr. Davis currently serves as the Chief Executive Officer of ETONIEN, LLC, a financial consulting firm that he co-founded in July 2008. Prior to co-founding ETONIEN, Mr. Davis was the Managing Partner of the Los Angeles practice for Tatum LLC, an executive services and consulting firm, from December 2004 to July 2008. Prior to joining Tatum, Mr. Davis was a partner with KPMG for 27 years. Mr. Davis is currently a Board Member for the Los Angeles Regional Food Bank. He also served as the Chairman of the Finance Committee for The Los Angeles Regional Food Bank from 2011 to 2018. From 2005 to 2011, Mr. Davis served as a Board Member and Audit Committee Chair for Dorado Network Systems Corporation, a venture capital backed, Silicon Valley company in the software applications market space. Mr. Davis is a CPA in California, New York and Ohio. He also holds a B.A. in History/ Political Science from Butler University, a B.S. in Accounting from Arizona State University and a Master's in Business Taxation from the University of Southern California. We believe Mr. Davis' qualifications to serve on the Board include his extensive experience in the fields of accounting and finance and his experience in holding senior management positions at several different companies.

Directors with Terms Expiring in 2020 (Class II)

William S. Anderson has served as a director since August 2007.  Mr. Anderson currently serves as Founder and Chief Executive Officer of First Beverage Group, a privately held company founded by Mr. Anderson in 2005 which provides financial services to the beverage industry.  Mr. Anderson also now serves as Chairman of Topa Equities, Ltd. and Topa Insurance Group. Mr. Anderson served as Executive Vice-President of Topa Equities, Ltd., a diversified holding company and beer distributor group, from 1991 to 2004. Prior to joining Topa, Mr. Anderson was an attorney with O’Melveny & Myers in Los Angeles.  Mr. Anderson has served on the board of directors of Topa Equities, Ltd. since 2008, on the board of directors of Topa Insurance Group since 2013, on the board of directors of Purity Organic, LLC, an organic fruit juice company, since 2011, on the board of directors of Health-Ade Kombucha since 2013, and on the boards of directors of GEM&BOLT and Experience Camps since 2017. Mr. Anderson received his B.A. degree from Bowdoin College in Brunswick, Maine and his J.D. from the University of California, Los Angeles School of Law.  We believe Mr. Anderson’s qualifications to serve on the Board include his legal training and experience and extensive business experience having held senior management positions at several different companies.

Paul Falzone has served as a director since March 30, 2018. Mr. Falzone is currently the Managing Partner of Manifest Investment Partners, a growth equity fund focused on tech-enabled services and business-to-business software companies. Prior to joining Manifest, Mr. Falzone was President and Chief Growth Officer of Brand Networks, a large global pure-play social media software company, from 2012 to 2016. From 2007 to 2010,Mr. Falzone was President of SDI Media, a language localization software and services company. Prior to joining SDI, Mr. Falzone was President of MediaMix Marketing, an Internet marketing company, from 1998 to 2002. Mr. Falzone serves as Vice Chairman on the board of directors for Brand Network. He also serves on the boards of directors of several of Manifest’s portfolio companies and MPI Cognition, an innovative healthcare practice focused on reversing the effects of the Alzheimer’s disease. Mr. Falzone received a B.A. and graduated with honors from Northwestern University. We believe Mr. Falzone’s qualifications to serve on the Board include his extensive experience having held senior management positions at various software and media companies.

Director Independence
Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Anderson, de Boom, Sanders, Davis, Falzone and Walsh are “independent” as defined in the Listing Rules of The Nasdaq Stock Market. With respect to Mr. Sanders, the Board, and outside counsel, specifically considered the fact that Mr. Sanders serves as secretary and general counsel of Boss Holdings, Inc., a company of which Mr. Graziadio, our Executive Chairman, is Chairman of the Board and Chief Executive Officer, and determined that this relationship does not constitute a material relationship that would impair Mr. Sander' independence. Effective August 2016, the Board determined that Mr. Graziadio is not “independent” pursuant to the Listing Rules of The Nasdaq Stock Market.
Board Leadership Structure
Our Amended and Restated Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, the positions of Chairman and Chief Executive Officer are separate, with, Mr. Graziadio serving as our Executive Chairman. The Board, with assistance from management and a consultant, is currently conducting a search for CEO candidates.
The Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating and Governance Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.
Risk Oversight
The Board is actively involved in the oversight of risks, including credit risk, liquidity risk and operational risk that could affect our business. The Board does not have a standing risk management committee, but administers this oversight function directly through the Board as a whole, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting. The Nominating and Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate governance principles and practices and by considering risks related to our director nominee evaluation process. The Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe the Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Board Meetings and Committees
The Board held a total of nine meetings and committees of the Board held a total of thirteen meetings during the fiscal year ended December 31, 2017. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which that director served. The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, a Strategic Review Committee and a Disclosure Committee. The Board has adopted charters for each of these committees, each of which may be viewed on our website at www.acaciaresearch.com.
Audit Committee. The Audit Committee currently consists of Messrs. de Boom, Davis and Falzone, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. de Boom currently serves as the Chairman of the Audit Committee. Mr. Walsh, who served on the Audit Committee during the fiscal year ended December 31, 2017, stepped down from the Audit Committee on March 30, 2018. Mr. Frykman served on the Audit Committee until his death on April 14,

2018. Mr. Davis was appointed to the Audit Committee on March 30, 2018. Mr. Falzone was appointed to the Audit Committee on April 18, 2018, following the death of Mr. Frykman. The Audit Committee held four meetings during the fiscal year ended December 31, 2017.
The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.
The Board has determined that each of Mr. de Boom and Mr. Davis is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Compensation Committee. The Compensation Committee currently consists of Messrs. de Boom, Anderson and Falzone, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Falzone currently serves as the Chairman of the Compensation Committee. Mr. Walsh, who served on the Compensation Committee during the fiscal year ended December 31, 2017, stepped down from the Compensation Committee on February 12, 2018. Mr. Frykman served as Vice Chairman of the Compensation Committee until his death on April 14, 2018. Mr. Falzone was appointed to the Compensation Committee on March 30, 2018. The Compensation Committee held four meetings during the fiscal year ended December 31, 2017.
Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.
For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis” beginning on page ● of this Proxy Statement.
Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Messrs. Anderson, de Boom, Davis, Falzone, Sanders and Walsh, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Anderson was appointed Chairman of the Nominating and Governance Committee on March 30, 2018. Mr. Graziadio served on the Nominating and Governance Committee until March 22, 2017, when Mr. Graziadio stepped down from the committee so that its membership would consist entirely of independent directors. Mr. Frykman served on the Nominating the Governance Committee until his death on April 14, 2018. The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2017. The Nominating and Governance Committee recommended director nominees to the Board for election at the Annual Meeting. The charter for the Nominating and Governance Committee provides that, among its specific responsibilities, the Committee shall:
•Establish criteria and qualifications for Board membership, including standards for assessing independence;

•
Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•
Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•
Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating and Governance

Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

•
Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•
Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees; and

•	Assess annually the performance of the duties specified in the Nominating and Governance Committee Charter by the Nominating and Governance Committee and its individual members.

Strategic Review Committee. The Strategic Review Committee currently consists of Messrs. Graziadio, Sanders, Falzone and Walsh, and Mr. Walsh serves as Chairman of the Committee. The Strategic Review Committee was formed on February 12, 2018 to identify, evaluate and implement potential strategic opportunities that would enable the Company to leverage its financial strength, experience, expertise, data and relationships developed as a leader in the IP industry in order to enhance the Company's business and maximize value for its stockholders (“Strategic Opportunities”). The charter for the Strategic Review Committee provides that, among its specific responsibilities, the Committee shall:

•	provide guidance to the Board and management with respect to the Company's approach to Strategic Opportunities;

•	identify, review and evaluate potential Strategic Opportunities;

•	engage in discussions with potential partners and other third parties regarding potential Strategic Opportunities;

•	review and discuss potential Strategic Opportunities with the Company's management, financial and legal advisors, accountants, consultants and other professionals;

•	direct and oversee the Company's due diligence review process with respect to Strategic Opportunities;

•	make recommendations to the Board regarding Strategic Opportunities;

•	provide reports of the Committee's activities to the full Board on a regular basis; and

•	Administer the Company's stock buyback programs in effect.

Director Qualification Standards
There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the Securities and Exchange Commission, or the SEC, and the Nasdaq Stock Market; and

•	a background that provides a portfolio of experience, qualifications, attributes, skills and knowledge commensurate with our needs.

We do not have a written policy with respect to diversity of members of the Board. However, in considering nominees for service on the Board, the Nominating and Governance Committee takes into consideration, in addition to the criteria summarized above, the diversity of professional experience, viewpoints and skills of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating and Governance Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation.
The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders:

•
    A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Secretary, Acacia Research Corporation, 520 Newport Center Drive, 12th Floor, Newport Beach, CA 92660, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address below no later than the close of business on March 10, 2019, in accordance with our Amended and Restated Bylaws, in order to be considered for nomination at the next annual meeting.

•
    The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The Nominating and Governance Committee considers director candidates that are suggested by members of the Nominating and Governance Committee and the full Board, as well as management and stockholders. The Nominating and Governance Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.
Codes of Conduct
We have adopted a corporate Code of Conduct and a Board of Directors Code of Conduct, both of which may be viewed on our website at www.acaciaresearch.com. The corporate Code of Conduct applies to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. The Board of Directors Code of Conduct specifically applies to the Board. Any waiver of these Codes of Conduct for any of our executive officers or directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law.
Insider Trading Policy
In August of 2016, we adopted an updated corporate Insider Trading Policy, which may be viewed on our website at www.acaciaresearch.com. The Insider Trading Policy applies to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.
Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, the particular member or committee of the Board, c/o Acacia Research Corporation, Attention: Secretary, 520 Newport Center Drive, 12th Floor, Newport Beach, California 92660. All communications addressed to the Board or a particular member or committee of the Board will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to our website at www.acaciaresearch.com for changes in this process. The Board, the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.
Board Member Attendance at Annual Stockholder Meetings
Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Except for Messrs. Davis and Falzone (neither of whom was a director at the time), each of our current directors attended last year’s annual meeting of stockholders, either in person or by telephone.
Director Compensation
Commencing February 2016, each non-employee director receives an annual grant of stock options that entitles the non-employee director to receive, upon vesting as described below, a number of shares determined by dividing an equity award amount totaling $120,000 by the estimated fair value (based on the Black-Scholes pricing model) of a stock option with an exercise price equal to the closing price of our common stock on the grant date. Accordingly, for the initial year of service, each new non-employee director receives a one-time grant of stock options upon becoming a director for the number of shares determined by dividing the equity award amount described below, by the estimated fair value (based on the Black-Scholes pricing model) of a stock option with an exercise price equal to the closing price of our common stock on the grant date. The stock options vest in a series of six installments over the three-year period following the grant date, subject to acceleration upon the occurrence of certain events.
Generally, our non-employee directors receive compensation in the amount of $6,667 per month for their service as members of the Board. The chairman of the Audit Committee receives additional compensation in the amount of $1,110 per month for his services. The monthly retainer described above is subject to a pro rata deduction if a director fails to attend at least 75% of the Board and committee meetings (combined), and all directors attended at least 75% of such meetings during fiscal 2017. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

2017 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2017 compensation information for our non-employee directors who served on the Board during 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)(3)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)

William S. Anderson	80,004	—	120,000	—	—	—	200,004
Fred A. de Boom	93,336	—	120,000	—	—	—	213,336
Edward W. Frykman(5)	80,004	—	120,000	—	—	—	200,004
G. Louis Graziadio, III	80,004	—	120,000	—	—	329,420	529,424
James F. Sanders	36,346	—	120,000	—	—	—	156,346
Frank E. Walsh, III	80,004	—	209,625	—	—	—	289,629
_________________________________________

(1) Reflects non-discretionary annual grants of stock options (granted March 15, 2017 for all non-employee directors other than Mr. Sanders, who received his stock option grant on July 18, 2017, the date of his appointment to the board). The number of stock options for the annual grant was determined by dividing the annual $120,000 retainer fee by the Black-Scholes value of a stock option with an exercise price equal to the closing price of our common stock on the grant date.

(2)
Mr. Walsh received an additional grant on June 9, 2017 in consideration for his exceptional service and efforts as a member of the Board, particularly with respect to negotiations regarding the Corporation’s investment in Veritone.

(3) Amounts shown represent the aggregate grant date fair value of stock option awards granted to the directors as determined pursuant to ASC Topic 718, “Compensation - Stock Compensation,” or ASC Topic 718. The methodology used to calculate the value of stock options is set forth under Notes 2 and 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 7, 2018.

(4)
Reflects cash payments totaling $250,000 made by us to Second Southern Corp., a company wholly owned by Mr. Graziadio and which he serves as President, in accordance with the Second Southern Corp. Consulting Agreement effective August 1, 2016, described below under the caption, “Certain Relationships and Related Transactions” beginning on page ● of this Proxy Statement.

(5)	Mr. Frykman passed away on April 14, 2018.

On February 16, 2017, we granted profits interest units in our majority owned subsidiary to each of our named executive officers and Mr. Graziadio, who have been making significant contributions to the success of our investment in Veritone, as described below under the caption, “Compensation Discussion and Analysis - AIP Profits Interest Units” beginning on page ● of this Proxy Statement. The profits interest units were granted pursuant to the recommendation by our independent compensation consultant, Pearl Meyer. The amount in this column also includes the grant date fair value of profits interest units granted to Mr. Graziadio, totaling $79,420, which for financial statement purposes are accounted for at fair value in accordance with ASC Topic 718 as set forth under Notes 2 and 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Amounts included above do not reflect compensation actually received by Mr. Graziadio. Instead, the amounts shown represent the aggregate estimated grant date fair value of the profits interest units granted. Recipients can only realize value from the profits interest if, and only if, we receive our unreturned capital related to the contribution of certain assets and there is a profit actually realized related to those assets, as described in more detail below under the caption, “Compensation Discussion and Analysis - AIP Profits Interest Units” beginning on page ● of this Proxy Statement.

PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2017, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2018, subject to ratification by the stockholders.
If our stockholders do not ratify the selection of Grant Thornton LLP, or if Grant Thornton LLP should decline to act or otherwise become incapable of acting as our independent registered public accounting firm, or if our engagement of Grant Thornton LLP as our independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will appoint a substitute independent registered public accounting firm. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. This proposal is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Audit and Related Fees
Grant Thornton LLP served as our independent registered public accounting firm for the years ended December 31, 2017 and 2016. Fees billed in connection with services rendered by Grant Thornton LLP were as set forth below (on a consolidated basis including Acacia Research Corporation and its subsidiaries).

Period:	Audit Fees(1)	Audit Related Fees(2)	Tax Services Fees(3)	All Other Fees

Fiscal Year Ended December 31, 2017	$605,000	$—	$175,000	$—

Fiscal Year Ended December 31, 2016	$696,000	$70,000	$271,000	$—
__________________________________

(1)
Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K and the audit of the effectiveness of our internal control over financial reporting on the Form 10-K, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)	Includes fees for professional services rendered for audit related work performed for certain stand-alone operating subsidiaries during the period.

(3)
Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

Audit Committee Pre-Approval Policy
The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2017 and 2016 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to our audited financial statements for 2017, which include our consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, and the notes thereto.
Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The Board adopted the charter in December 2012. The members of the Audit Committee currently are Fred A. de Boom, Joseph E. Davis and Paul Falzone. Frank E. Walsh, III, who served on the Audit Committee during the fiscal year ended December 31, 2017, stepped down from the Audit Committee on March 30, 2018. Edward W. Frykman served on the Audit Committee until his death on April 14, 2018. Mr. Davis was appointed to the Audit Committee on March 30, 2018. Mr. Falzone was appointed to the Audit Committee on April 18, 2018 following the death of Mr. Frykman. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that each of Mr. de Boom and Mr. Davis qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.
Review with Management and Grant Thornton. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).
Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.
Conclusion. Based upon the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee’s review of the representations of management and the report of Grant Thornton LLP to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC.
This report is submitted by the Audit Committee of the Board.

Fred A. de Boom

Joseph E. Davis
Paul Falzone

PROPOSAL NO. 3:
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on an advisory basis the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2017, we provided our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for each meeting. As noted in our Compensation Discussion and Analysis in this Proxy Statement, we have considered the results of those votes in structuring our compensation programs and practices. We will provide our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the 2019 Annual Meeting.
Summary
We are asking our stockholders to approve on an advisory basis the compensation of our named executive officers, as such compensation is described in the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire “Executive Compensation and Related Information” section of this Proxy Statement for more information regarding the compensation of our named executive officers.
Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.
Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.
We have engaged in stockholder outreach since 2015 to specifically discuss our compensation philosophy, programs and policies. Our Compensation Committee directed our management and investor relations personnel to actively engage our stockholders to obtain feedback on the specific issue of executive compensation. This engagement included in-person meetings and conference calls with our key institutional stockholders. The initial feedback that we received from our key institutional stockholders noted our need for specific performance milestones and targets in our compensation programs, including our incentive cash and equity compensation programs, and a desire to see closer alignment of executive compensation with corporate performance.
In 2016, our Compensation Committee also engaged Pearl Meyer, a prominent advisory firm, as an independent consultant to provide advice with respect to compensation decisions for our executive officers. Based on the feedback from stockholders and a review of current peer group practices in executive compensation, we then discussed the feedback with our Compensation Committee and Pearl Meyer. With a desire to align our executive compensation programs with the perspectives held by our stockholders, our Compensation Committee engaged in routine discussions with Pearl Meyer outside the presence of our management. Our Compensation Committee took key measures to address stockholder concerns, and create a compensation program with more specific quantitative measurements of the performance of our named executive officers that are closely aligned with the overall performance of our company. Following the rigorous review conducted by our Board, our Compensation Committee, Pearl Meyer and our management, our Board followed the recommendations of our Compensation Committee and adopted a comprehensive new and objective executive compensation program focused on aligning executive compensation with company performance. The elements of our modified executive compensation program are discussed in the Compensation Discussion and Analysis elsewhere in this Proxy Statement.
We disclosed the elements of our modified executive compensation program in the proxy statement for our 2016 annual meeting of stockholders (the “2016 Annual Meeting”), and at our 2016 Annual Meeting, our stockholders approved by advisory vote the compensation of our named executive officers, with approximately 94% of the outstanding shares present in person or by proxy and entitled to vote approving, by advisory vote, the compensation of our named executive officers. The proxy statement for our 2017 annual meeting of stockholders (the “2017 Annual Meeting”) also included the elements of our modified executive compensation program. At our 2017 Annual Meeting, held on Tuesday, June 6, 2017, our stockholders once again approved by advisory vote the compensation of our named executive officers, with approximately 97% of the outstanding shares present in person or by proxy and entitled to vote approving, by advisory vote, the compensation of our named executive officers.
Required Vote
We believe that the information provided above and in the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.
You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to the compensation of our named executive officers:
“RESOLVED, that the stockholders of Acacia Research Corporation approve, on an advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”
The advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters and as described in our Compensation Discussion and Analysis elsewhere in this Proxy Statement, we have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.
The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the compensation of our named executive officers. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4:
APPROVAL OF THE 2018 ACACIA RESEARCH CORPORATION STOCK INCENTIVE PLAN
On March 30, 2018, the Board of Directors adopted the 2018 Acacia Research Corporation Stock Incentive Plan, (the “Plan”), subject to the approval of our stockholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Annex A.
Summary of the Plan

Purpose of the Plan. The purposes of the Plan are (a) to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of our company, by providing them an opportunity to participate in the ownership of our company and thereby have an interest in the success and increased value of our company.

Shares Available. The number of shares of our common stock initially reserved for issuance under the Plan shall be 4,500,000 shares plus any shares remaining available for issuance under our 2013 Acacia Research Corporation Stock Incentive Plan (the “2013 Plan”), and under our 2016 Acacia Research Corporation Stock Incentive Plan (the “2016 Plan”), as of the effective date of the Plan. The 2013 Plan and the 2016 Plan are referred to collectively as the “Previous Plans.” As of March 23, 2018, (a) options exercisable for 1,796,199 shares of our common stock with a weighted average exercise price of $3.57 and a weighted average remaining term of 6.6 years were outstanding under the 2013 Plan, (b) options exercisable for 4,739,892 shares of our common stock with a weighted average exercise price of $5.55 and a weighted average remaining term of 5.6 years were outstanding under the 2016 Plan, (c) unvested time-based restricted stock units covering 62,204 shares of our common stock were outstanding under the 2013 Plan, (d) unvested time-based restricted stock awards covering 102,256 shares of our common stock were outstanding under the 2013 Plan, (e) 293,844 shares of our common stock were available for grant under the 2013 Plan and 377,165 shares of our common stock were available for grant under the 2016 Plan. As of March 23, 2018, the 2013 and 2016 Plans are the only equity compensation plans pursuant to which we grant equity awards.

In the event that (i) all or any portion of any option granted under the Plan or the Previous Plans can no longer under any circumstances be exercised, (ii) any shares of our common stock issued under the Plan or the Previous Plans are reacquired by us or (iii) all or any portion of any restricted stock units granted under the Plan or the Previous Plans are forfeited or can no longer under any circumstances vest, the shares of our common stock allocable to the unexercised portion of such options, or the forfeited or unvested portion of such restricted stock unit or the shares so reacquired shall again be available for grant or issuance under the Plan. Notwithstanding the above, the following shares of our common stock may not again be made available for issuance as awards under the Plan: (i) shares of our common stock used to pay the exercise price related to outstanding options, (ii) shares of our common stock used to pay withholding taxes related to outstanding options or restricted stock units or any other full value awards or (iii) shares of our common stock that have been repurchased by us using the proceeds from any exercise of options.

The number of shares of our common stock available for grant under the Plan shall be reduced by one share of common stock for each share of common stock issued pursuant to the exercise to an option granted under the Plan. The number of shares of our common stock available for grant under the Plan shall be reduced by 1.85 shares of common stock for each share of common stock issued pursuant to any other equity awards granted under the Plan.

Eligibility. Options, restricted stock units and direct stock awards may be granted under the Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or non-qualified stock options. Awards may be granted under the Plan to any employee, non-employee member of the Board of Directors, consultant or advisor who provides services to us or our subsidiaries, except for incentive stock options which may be granted only to our employees.

Administration. Generally, the Plan will be administered by either the entire Board or a committee of the Board, which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Exchange Act, and an “independent director” under the Nasdaq Listing Rules; provided that the committee shall have the sole authority to administer the Plan with respect to all our officers and directors subject to the short-swing profit liabilities of Section 16 of the Exchange Act. The Plan administrator shall have the authority to determine the terms and conditions of awards, and to interpret and administer the Plan.

Awards to be Granted to Certain Individuals and Groups.  The Plan administrator, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants. No one person participating in the Plan may receive stock options, restricted stock units or direct stock awards for more than 750,000 shares of our common stock in the aggregate per calendar year.

Discretionary Option Awards. The Plan administrator may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Plan administrator, including conditions for exercise that must be satisfied, which typically will be based on continued provision of services. The exercise price of stock options granted under the Plan cannot be less than 100% of the fair market value of our common stock on the date the option is granted. Fair market value of our common stock is generally equal to the closing price of our common stock on the principal securities exchange on which our common stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported).

The Plan permits payment of the exercise price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the underlying optionee, cancellation of indebtedness, waiver of compensation due for services rendered or to be rendered, any other form of legal consideration determined by the Plan administrator, or any combination of the foregoing. All options granted under the Plan expire no later than 10 years from the date of grant.

Direct Stock Awards. Direct stock awards may be issued under the Stock Issuance Program (as defined in the Plan) either alone or in addition to other awards granted under the Plan. The Plan administrator determines the terms and conditions of direct stock awards, including the number of shares of common stock granted, and the conditions for vesting that must be satisfied, if any, which typically will be based on continued provision of services but may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted direct stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares.  Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Discretionary Restricted Stock Unit Awards. The Plan provides that the Plan administrator may grant restricted stock units to Plan participants. A restricted stock unit entitles the recipient to receive upon settlement thereof a specified number of shares of our common stock subject to terms and conditions set by the Plan administrator. The restricted stock units will vest as prescribed by the Plan administrator. The Plan permits payment of the purchase price of restricted stock units, if any, to be made by cash or cash equivalents, shares of our common stock previously acquired by the underlying optionee, cancellation of indebtedness, waiver of compensation due for services rendered or to be rendered, any other form of legal consideration determined by the Plan administrator, or any combination of the foregoing.

Nontransferability of Awards. No award under the Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than (i) to a participant’s beneficiary upon death of such participant or (ii) by will or the laws of descent and distribution, except that non-statutory stock options, shares of restricted stock and restricted stock units may be assigned in whole or in part during the participant’s lifetime to one or more members of such participant’s immediate family or to a trust established exclusively for such participant or one or more members of such participant’s immediate family. In addition, incentive stock options may be exercised during the participant’s lifetime only by the participant, and other awards may be exercised during the participant’s lifetime only by the participant or the participant's estate, guardian or legal representative.

Adjustments upon Change in Control or Hostile Take-Over. In the event of a Change in Control (as defined in the Plan) or Hostile Take-Over (as defined by the Plan), unless otherwise determined by the Plan administrator pursuant to the Plan: any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all awards outstanding under the Plan or may substitute similar stock awards for awards outstanding under the Plan (including but not limited to , awards to acquire the same consideration paid to our stockholders pursuant to the Change in Control/Hostile Take-Over), and any reacquisition or repurchase rights held by us in respect of common stock issued pursuant to awards may be assigned by us to the successor (or the successor's parent company, if any), in connection with such Change in Control/ Hostile Take-Over. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar stock award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Board. If either (x) a participant's employment with us is terminated by us without Cause (as defined in the Plan), other than due to death or disability, or in the event a participant terminates his or her employment with Good Reason (as defined in the Plan), in either case within twelve months following a Change in Control/Hostile Take-Over, or (y) the participant voluntarily terminates his or her employment on his or her own initiative after the twelfth month but no later than the thirteenth month following a Change in Control/Hostile Take-Over, in either case of (x) or (y), then the vesting of such awards and the time when such awards may be exercised will be accelerated in full. Such vesting acceleration will occur on the date of termination of such participant's service.

In the event of a Change in Control/Hostile Take-Over in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding award or substitute similar stock awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted, the vesting of such awards will be accelerated in full to a date prior to the effective time of such Change in Control/Hostile Take-Over (contingent upon the effectiveness of the Change in Control/Hostile Take-Over) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control/Hostile Take-Over), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control/Hostile Take-Over, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Change in Control/Hostile Take-Over).

Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a Change in Control/Hostile Take-Over, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the Change in Control/Hostile Take-Over (including, at the discretion of the Board, any unvested portion of such award), over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of common stock in connection with the Change in Control/Hostile Take-Over is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

Adjustments upon Changes in Capitalization. If any change is made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding shares of common stock without our receipt of consideration, appropriate adjustments shall be made by the Plan administrator to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, restricted stock units, direct stock issuances or share right awards under the Plan per calendar year; (iii) the number and/or class of securities and the exercise price per share in effect under the Plan and (iv) the number and/or class of securities and purchase price per share in effect under each outstanding restricted stock units under the Plan. Such adjustments to the outstanding options and restricted stock units are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan administrator shall be final, binding and conclusive.

Termination of Employment.  The Plan administrator will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise, but in no event shall any unvested awards vest after the date the participant ceases to be employed by, or otherwise provide services to, us.

Amendment and Termination. The Plan may be amended or terminated by the Plan administrator, except to the extent that by applicable law, regulation or rule of a stock exchange requires stockholder approval for any amendment to the Plan, which shall not be effective without such approval. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant.

The Plan will expire on the 10th anniversary of the date of its approval by stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences.

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

We intend, and this summary assumes, that all awards granted under the Plan either will be exempt from or will comply with the requirements of Section 409A of the Code, or Section 409A, regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The Plan and any awards made under the Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale. For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise. The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes. If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

Restricted Stock Awards. The participant will not realize ordinary income upon the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of the fair market value of the shares on the vesting date over the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of the fair market value of the shares on the date of issuance, over the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. The participant will not realize ordinary income on the grant of a restricted stock unit award, but will recognize ordinary income on the vesting and transfer date, which are the same date, equal to the fair market value of the shares on the vesting and transfer date. Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant or vesting of the shares. Upon disposition of shares of common stock acquired under a restricted stock award or performance award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant or vesting of the shares.

Restricted Stock Units. The participant will not realize ordinary income upon the grant of a restricted stock unit award, but will realize ordinary income upon delivery of any shares underlying the award in an amount equal to the fair market value of such shares on the date of delivery thereof. A Section 83(b) election is not permitted for restricted stock unit awards because there is no transfer of shares prior to the vesting date. Upon disposition of shares of common stock acquired under a restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the fair market value of such shares on the delivery date thereof plus any amount realized as ordinary income upon delivery of such shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) and Section 280G of the Code, in an amount equal to the ordinary income realized by a participant at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code disallows a tax deduction to public companies for compensation paid in excess of $1 million to covered employees as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act (the TCJA), which was enacted December 22, 2017, there was an exception to this $1 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year. The Compensation Committee maintains a practice of considering the anticipated tax treatment to the Company in its review and establishment of compensation programs and awards. The Compensation Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, taking into account the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing shareholder value.

Section 409A of the Code. Any awards granted under the Plan, that are considered to be deferred compensation, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts into income, as well as interest and a surtax on any amount included in income. We intend to structure awards under the Plan to meet the requirements of Section 409A, or an applicable exemption, in order to avoid its adverse tax consequences. Incentive stock options are generally exempt from the requirements of Section 409A. Generally, for nonqualified stock options to be exempt from the requirements of Section 409A, they must be granted with an exercise price at least equal to the fair market value of the underlying shares on the date of grant, and must not include any feature for the deferral of compensation. Restricted stock and restricted stock unit awards granted under the Plan are intended to be structured to be exempt from the requirements of Section 409A.

New Plan Benefits

Future awards to our employees and directors are discretionary.  Therefore, the benefits that may be received by our employees and directors if our stockholders approve the Plan, and the benefits that would have been received by our employees and directors during the fiscal year ended December 31, 2017 if the Plan had been in effect, cannot be determined at this time.  In addition, because the value of the common stock issuable under certain aspects of the Plan will depend upon the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by participants under the Plan.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Plan. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2018 ACACIA RESEARCH CORPORATION STOCK INCENTIVE PLAN.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of March 23, 2018, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options(5)	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Common Stock	Percent of Class(1)
Directors and Named Executive Officers(2):
Robert B. Stewart, Jr.(3)	98,643	997,912	$1,096,555	$—	2.17%
Marvin E. Key(6)	234,328	151,033	385,361	—	*
Clayton J. Haynes	94,667	493,988	588,655	—	1.16%
Edward J. Treska(3)	56,035	1,077,322	1,133,357	—	2.24%
William S. Anderson	47,370	102,800	150,170	—	*
Fred A. de Boom	78,600	102,800	181,400	—	*
Edward W. Frykman(7)	73,290	102,800	176,090	—	*
G. Louis Graziadio, III(4)	605,051	802,800	1,407,851	436,500	2.78%
Frank E. Walsh, III	395,726	54,864	450,590	—	*
James F. Sanders	3,000	11,695	14,695	—	*
All Directors and Executive Officers as a Group (nine persons)	1,686,710	3,898,014	5,584,724	436,500	11.03%
* Less than one percent
_______________________________

(1)
The percentage of shares beneficially owned is based on 50,647,882 shares of our common stock outstanding as of March 23, 2018. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable, or exercisable within 60 days after March 23, 2018, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	The address for each of our directors and executive officers is our principal office located at Acacia Research Corporation, 520 Newport Center Drive, 12th Floor Newport Beach, California 92660.

(3)
“Shares of common stock issuable upon exercise of options” for Mr. Stewart includes 562,500 shares of common stock issuable upon the potential exercise of unvested stock options which vest in three equal installments upon our achievement of certain stock price targets that hold a 30-day average ranging from $8 to $10 per share. In the event that the stock price targets are not met, the stock options do not vest, and no value will be realized by the named executive officer. The time frame to achieve the price targets ends on August 1, 2020, four years from the grant date.

(4)
“Shares of common stock issuable upon exercise of options” for Mr. Graziadio includes 562,500 shares of common stock issuable upon the potential exercise of unvested stock options which vest in three equal installments upon our achievement of certain stock price targets that hold a 30-day average ranging from $8.00 to $10.00 per share. In the event that the stock price targets are not met, the stock options do not vest, and no value will be realized by the non-employee director. The time frame to achieve the price targets ends on August 1, 2020, four years from the grant date.

(5)	Includes shares of common stock issuable upon exercise of options that are currently exercisable or may become exercisable within 60 days of March 23, 2018.

(6)	Ownership as of April 19, 2017, the date Mr. Key resigned as our Interim Chief Executive Officer.

(7)	Ownership as of April 14, 2018, the date of Mr. Frykman's death.

	Amount and Nature of Beneficial Ownership of Common Stock						Percent of Class(1)
Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total
5% Stockholders:
BlackRock, Inc.(2)	2,596,250	—	2,659,201	—	2,659,201	2,659,201	5.25%
Heartland Advisors, Inc. (3)	—	4,453,545	—	4,590,880	4,590,880	4,590,880	9.06%
Ariel Investments, LLC (4)	1,129,840	—	2,804,686	—	2,804,686	2,804,686	5.54%
Bank of Montreal (5)	2,607,935	10,195	2,790,583	150,111	2,949,747	2,949,747	5.82%
Renaissance Technologies LLC(6)	3,409,000	—	3,409,000	—	3,409,000	3,409,000	6.73%
____________________

(1)
The percentage of shares beneficially owned is based on 50,647,882 shares of our common stock outstanding as of March 23, 2018. Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 23, 2018. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(3)
The information reported is based solely on a Schedule 13G/A filed jointly with the SEC by Heartland Advisors, Inc. on February 2, 2018. According to the Schedule 13G/A, the address for Heartland Advisors, Inc. is 789 North Water Street Milwaukee, Wisconsin 53202.

(4)
The information reported is based solely on a Schedule 13G filed with the SEC by Ariel Investments, LLC on February 13, 2018. According to the Schedule 13G, the address for Ariel Investments, LLC is 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601.

(5)
The information reported is based solely on a Schedule 13G/A filed with the SEC by Bank of Montreal on February 13, 2015. According to the Schedule 13G/A, the address for Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada MSX 1A1. The total for Bank of Montreal includes 8,210 shares held in one or more employee benefit plans where BMO Harris Bank N.A., a subsidiary of Bank of Montreal, as directed trustee, may be viewed as having voting or dispositive authority in certain situations pursuant to SEC and Department of Labor regulations or interpretations. Pursuant to Rule 13d-4 under the Act, inclusion of such shares in this statement shall not be construed as an admission that the Reporting Person or its subsidiaries are, for purposes of Section 13(d) or 13(g) of the Act, the beneficial owners of such securities.

(6)
The information reported is based solely on a Schedule 13G filed with the SEC by Renaissance Technologies LLC on February 13, 2018. According to the Schedule 13G, the address for Renaissance Technologies LLC is 800 Third Ave. New York, NY 10022.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Discussion and Analysis
Executive Summary
For the 2017 fiscal year, our named executive officers were as follows:
•Robert B. Stewart, Jr., our President.
•Clayton J. Haynes, our Chief Financial Officer, Senior Vice President of Finance and Treasurer.
•Edward J. Treska, our Executive Vice President, General Counsel and Secretary.
•Marvin Key, our former Interim Chief Executive Officer (resigned effective April 19, 2017).

This compensation discussion and analysis summarizes and discusses our executive compensation programs and policies and the factors relevant to an analysis of these programs and policies. We provide an overall description of our executive compensation program and an analysis of the components of compensation provided to our named executive officers. This compensation discussion and analysis provides qualitative information regarding the manner and context in which compensation is awarded to, and earned by, our principal executive officer, our principal financial officer, the three most highly compensated executive officers of our company other than our principal executive officer and principal financial officer, and any additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of our company at the end of the last completed fiscal year. We refer to these executive officers herein collectively as our named executive officers. Our named executive officers for fiscal year 2017 include all of our executive officers. This compensation discussion and analysis should be read together with the compensation tables and related disclosures set forth in this proxy statement.
The Company started 2016 with key changes in executive management that reflected both changes in the Company’s traditional patent licensing landscape and changes to the Company’s approach for securing, obtaining, and enforcing newly-sourced intellectual property. These management changes brought about a complete review of our existing patent licensing and enforcement programs, including associated external litigation teams, vendors, third party costs and consultants, as well as a thorough review of internal costs, actual and potential liabilities, along with a complete review of personnel resources. We renewed our focus on maximizing our licensing revenue and margin from our existing programs while decreasing liabilities and reducing costs throughout much of our organization. We finished 2016 as one of our highest grossing years and one of the most profitable in our history. Though profitable, 2016 was a challenging year for securing new intellectual property which we felt confident could generate substantial returns in a patent landscape where enforcement had grown increasingly difficult.
During 2017, the Company and Compensation Committee were faced with additional executive management changes as the Company continued to reduce operating expenses and reduce personnel, while managing a sizable array of active patent litigation and corresponding licensing activity. Throughout 2016 and 2017, the Company actively sought to diversify its business operations while leveraging the intellectual property expertise it had gained and for which it was well known. Specifically, the Company invested in both Veritone, now publicly traded on Nasdaq, and Miso Robotics during this period. Continuing throughout 2017, the Compensation Committee made decisions to maintain stability and retain important executives at an important time for the company which required not only the continued management of our vast licensing portfolios but also the continued diversification of our business into partnering with companies in the emerging growth and disruptive technology areas. These changes in 2017 occurred during a period of declining revenues as several of our major licensing programs began to mature and proceeded towards long-awaited trial dates. As a result, the Compensation Committee sought to ensure that our executive officers focused on existing business execution and business diversification that would lead to improved financial results on a short-term and long-term basis.
Historical Practices, Stockholder Engagement and Compensation Consultant
We have engaged in extensive stockholder outreach since 2015 to specifically discuss our compensation philosophy, programs and policies. The Compensation Committee directed our management and investor relations personnel to actively engage our stockholders to obtain feedback on the specific issue of executive compensation. This engagement includes in-person meetings and conference calls with our key institutional stockholders. The initial feedback that we received from our key institutional stockholders noted our need for specific performance milestones and targets in our compensation programs, including our incentive cash and equity compensation programs, and a desire to see closer alignment of executive compensation with corporate performance.

In 2016, our Compensation Committee engaged Pearl Meyer, a prominent compensation advisory firm, as an independent compensation consultant to provide advice with respect to compensation decisions for our executive officers. The Compensation Committee believes that the use of an independent compensation consultant provides additional assurance that our executive compensation programs are consistent with our objectives and with our industry generally. Among other things, Pearl Meyer compiled a list of our peer group companies within our size range at the time, with input from our management, based upon revenue, market capitalization, headcount and industry focus. The Compensation Committee reviewed and approved the final list of our peer group companies. Pearl Meyer gathered market data on base salary, short-term and long-term incentives and total compensation at the 25th, 50th and 75th percentiles. Additionally, information on compensation program structures were also collected to help inform decisions on the appropriate compensation structure for our executives. Where possible, Pearl Meyer blended size-appropriate survey market data with peer company data. The peer group companies used for our 2016 compensation assessment consisted of the following fifteen publicly-traded companies:

•	CEVA, Inc.	•	InterDigital, Inc.	•	RPX Corporation
•	Digimarc Corporation	•	Marathon Patent Group, Inc.	•	Tessera Technologies Inc.
•	Epiq Systems, Inc.	•	Pendrell Corporation	•	Theravance Inc.
•	Exponent Inc.	•	Rambus Inc.	•	VirnetX Holding Corp
•	Immersion Corporation	•	Rovi Corporation	•	Wi-Lan Inc.

The Compensation Committee assessed the independence of Pearl Meyer, taking into consideration the following factors: (a) the provision of other services to us by Pearl Meyer; (b) the amount of fees received from us by Pearl Meyer, as a percentage of the total revenue of Pearl Meyer; (c) the policies and procedures of Pearl Meyer that are designed to prevent conflicts of interest; (d) any business or personal relationship of the compensation consultants with a member of the Compensation Committee; (e) any stock of our company owned by the compensation consultants; and (f) any business or personal relationship of the compensation consultants or Pearl Meyer with an executive officer of our company. The Compensation Committee determined, based on its analysis of the above factors, that Pearl Meyer’s services have not created any conflict of interest, and the Compensation Committee was satisfied with the independence of Pearl Meyer. In addition, our Compensation Committee has the authority to direct, terminate or continue the services of Pearl Meyer.
Our management discussed the feedback from our stockholders regarding our executive compensation programs and reviewed current peer group practices in executive compensation with the Compensation Committee and Pearl Meyer. The Compensation Committee and the Board had extensive discussions with our management about the 2015 Say-on-Pay vote results and stockholder feedback relating to executive compensation sentiment. With a desire to align our executive compensation plan with the perspectives held by our stockholders, the Compensation Committee engaged in routine discussions with its independent compensation consultant outside the presence of our management. The Compensation Committee took key measures to address stockholder concerns, and create a compensation program with more specific quantitative measurements of the performance of our named executive officers that are closely aligned with the overall performance of our company.
Following the rigorous review conducted by the Board, the Compensation Committee, Pearl Meyer, and our management, the Board followed the recommendations of the Compensation Committee and adopted a comprehensive new and objective executive compensation program for 2016 focused on aligning executive compensation with company performance. Our stockholders approved by advisory vote the compensation of our named executive officers at our 2017 annual stockholders meeting, approving the proposal with 97% of the outstanding shares present in person or by proxy and entitled to vote. The Compensation Committee used the feedback and information it received from its stockholder outreach endeavors and from Pearl Meyer to continue to guide its executive compensation decisions for the fiscal year 2017.
2017 Compensation Discussion & Analysis
Overview and Objectives of Our Executive Compensation Programs. Our compensation policies for executive officers seek to align our executive officer’s interests and motivations with those of our stockholders by rewarding both short and long-term objectives. The Compensation Committee believes that compensation of executive officers should be linked to objectives that can be expected to increase stockholder value. Overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals. For our business, we rely on qualified, highly skilled and talented executives who have experience in the legal, intellectual property licensing and enforcement, and other technology-related industries needed to execute our business model and achieve our business objectives.  Thus, our compensation program is patterned in a manner similar to companies in these industries in order to attract and retain talented executives who may have other opportunities in these industry areas. Our Compensation Committee continues to engage Pearl Meyer as an independent compensation consultant to provide advice with respect to compensation decisions for our executive officers. The Compensation Committee believes that the use of an independent compensation consultant provides additional assurance that our executive compensation programs are consistent with our objectives and with our industry generally.
2017 Compensation Elements. Executive officer compensation for the 2017 fiscal year had five primary components, each of which is designed to fulfill one or more of the principles and objectives described herein:

•
Base Salary. In 2016, we evaluated base salaries against an independently determined peer group with a goal of normalizing towards the median of the peer group. In 2017, base salaries from 2016 were re-evaluated against market-based levels commensurate with each executive's experience and level of responsibility. The Compensation Committee reviews the base salaries of our executive officers annually in accordance with the factors described in more detail below.

•	Annual Incentive Compensation. This component contains the following sub elements:

•	Target Award: The target award levels for each participant were based upon a percentage of the participant’s base salary set by the Compensation Committee.

•
Performance Metrics: In 2016, the performance metrics evaluated included revenue goals and operating income goals. In 2017, to reflect the diversification and transformation of certain aspects of our business, performance metrics were adjusted to include operating income goals, decreases in corporate liabilities and objectives associated with our organizational restructuring.

•
Targeted Metric Payouts: 90% of target performance resulted in a 50% award payment and 150% of target performance resulted in a maximum 200% award payment. We did not make any annual incentive payments for target performance below the 90% level. Award payments were interpolated for actual performance between percentages set forth above.

•	Payment Period: Award payments were made on an annual basis.

•	Equity Compensation. This component contains the following sub elements:

•	50% of the value of an equity award pool consisted of stock options with an exercise price equal to fair market value of our common stock on the date of grant.

•	50% of the value of the equity award pool consisted of stock options granted with an exercise price that is at least 25% above the fair market value of our common stock on the date of grant.

•
AIP Profits Interest Units. On February 16, 2017, we granted profits interest units in AIP Operation LLC to each of our named executive officers, who have been making significant contributions to the success of our investment in Veritone. The AIP profits interest units were granted pursuant to the recommendation by our independent compensation consultant, Pearl Meyer. (See “AIP Profits Interest Units” beginning on page ● of this Proxy Statement).

•
Severance Benefits. On July 14, 2017, the Board eliminated our Executive Severance Policy. Since that time and going forward, our executive officers are covered under their specific employment agreement. We provide our executive officers with severance and change of control arrangements in order to mitigate some of the risk that exists for those executive officers. Our severance and change of control arrangements are intended to attract and retain qualified executives who have alternatives that may appear to them to be less risky absent these arrangements.

•
Employee Benefits and Perquisites. Our executive officers participate in employee benefits that are provided to all of our employees generally, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law.

Role of Compensation Committee, Management and Compensation Consultants. The Compensation Committee, our compensation consultant, and management all participate in the process of setting executive compensation. The Compensation

Committee has the primary responsibility for reviewing, approving and determining the compensation of the named executive officers. In making its determinations, the Compensation Committee receives information and advice from Pearl Meyer, our independent compensation consultant, and from management. Once the Compensation Committee develops a recommendation, it presents the recommendation to the full Board for approval. Our named executive officers are also involved in the process of reviewing executive compensation and recommend to the Compensation Committee performance goals and objectives related to performance based compensation. However, our named executive officers are not present during, and do not otherwise participate in, any voting or deliberations on their compensation.
Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, imposes a $1.0 million limit on the amount that a public company may deduct for total compensation paid (including salaries, annual incentive payments and equity-based awards) to its chief executive officer, principal financial officer and the company’s three other most highly compensated executive officers whose compensation is required to be disclosed in the company’s annual proxy statement (referred to as covered employees). Prior to 2010, the total compensation earned by our executive officers was always less than $1.0 million and, consequently, the limitations imposed by Section 162(m) were not a factor. Although, certain of our named executive officers earned total non-“qualifying performance-based” compensation in excess of $1.0 million in 2017, the Compensation Committee did not modify the basic method of determining executive compensation. Generally, while we seek to maximize the deduction for compensation paid to our named executive officers, because we compensate our named executive officers in a manner designed to promote our varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Consequently, we will not be able to deduct for federal income tax purposes certain compensation earned by our named executive officers in 2017 in excess of $1.0 million each. Historically, there has been an exception to this $1.0 million limitation for performance-based compensation that meets certain requirements, and the principal financial officer has been excluded from the definition of a covered employee. Effective January 1, 2018, under the recently enacted Tax Cuts and Jobs Act, the exception for performance-based compensation has been eliminated, and compensation paid to the principal financial officer is now subject to the $1.0 million deduction limitation. The amendments to Section 162(m) include a grandfather clause applicable to compensation paid pursuant to a written binding contract in effect on November 2, 2017 that is not materially modified after such date. The 2013 Plan and the 2016 Plan contain certain provisions designed to facilitate the deductibility of performance-based compensation in accordance with Section 162(m). The Company generally believes its stock option and performance-based restricted stock awards granted before November 2, 2017 have met those requirements and, as such, are deductible. With respect to compensation provided on and after November 2, 2017 (including 2018 compensation), the Compensation Committee will work with Pearl Meyer to assess the appropriate market supported response to the change to Section 162(m).
Base Salary
We pay base salaries to reward our named executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their compensation. The base salaries of all of our named executive officers are approved by the Compensation Committee, and are competitive with our peer group. The primary quantitative factors considered by the Compensation Committee in establishing or adjusting base salaries are individual performance goals, overall company performance and the extent to which achievement of those goals impacted company performance;

•
company performance is measured by a number of factors, including revenue on an annual basis as compared with the prior year, improvement in operating income on an annual basis as compared with the prior year, investment activity, decrease in overall corporate liabilities, and strategic accomplishments;

•	individual performance is measured in part by company performance and the percentage by which annual revenues increased or decreased as compared with the prior year;

•	executive compensation levels at peer group companies and other similar companies.

The primary qualitative factors considered by the Compensation Committee in establishing or adjusting base salaries are:

•	experience, position criticality and overall responsibility of the named executive officer including specific subject matter and personnel;

•	review of the executive’s compensation relative to others for establishing internal equity among positions; and

•	changes in the named executive officer’s duties and responsibilities.

In making salary decisions for 2017, the Compensation Committee exercised its discretion and judgment based on the above factors. For the qualitative factors, no one specific formula was applied to determine the weight of each of the factors in determining base salary. Rather, the Compensation Committee used the qualitative factors along with the quantitative factors to provide an evaluation of each named executive officer’s performance taking into account the executive’s current salary compensation and using this evaluation to determine whether any adjustment in base salary is warranted. In addition, any changes contemplated to base salaries will first be compared against our peer group data with the goal of normalizing any changes against the median of the corresponding peer group.
At the end of fiscal year 2017, the base salaries of our named executive officers were:

Name of Executive	Position	Base Salary
Robert B. Stewart, Jr.	President	$400,000
Clayton J. Haynes	Chief Financial Officer, Senior Vice President of Finance and Treasurer	$393,978
Edward J. Treska	Senior Vice President, General Counsel and Secretary	$420,000
Marvin Key (1)	Former Interim Chief Executive Officer	$420,000
____________________________________
(1) Mr. Key resigned as our Interim Chief Executive Officer effective April 19, 2017.

Annual Incentive Compensation

For 2017, the Compensation Committee continued the incentive award program developed in 2016 for our executive officers that would be closely aligned with company performance, adjusting the 2017 incentive award program for specific business developments occurring in 2017. For the incentive award program, the Compensation Committee set a target award, unchanged from 2016 target awards, for each executive officer, which equaled a percentage of the executive’s base salary. Due to a reduction in our licensing activities, we have broadened our business activities outside of licensing by increasing our focus on opportunities to partner with high-growth and potentially disruptive technology companies. Given the additional business activities related to identifying and entering into partnerships with these technology companies, we expanded the factors we review in measuring performance in 2017 to include:

•	Revenue (also used in 2016)

•	Operating income (Net Income + noncash items - unrealized gains on Veritone investment) (also used in 2016)

•	Decrease in overall corporate liabilities

•	Strategic accomplishments such as:

◦	Reorganization of licensing business

◦	Initiatives associated with organization restructuring, resulting in a more agile organization that is able to navigate the evolving business dynamics
Although the Compensation Committee did not assign specific weightings to these metrics, we selected the above metrics as the primary indicators for period-to-period performance and results of operations for our core licensing business and new strategic investments during a period of business diversification.  We also believe that these measures are closely aligned with the short-term and long-term interests of stockholders, as well as overall stockholder value creation, and are sufficiently correlated with our business strategy.
Historically, under our incentive award program, if an executive officer meets 90% of the target performance, the resulting payout will be only a 50% incentive payment. If an executive officer performs below 90% of the target performance, he will forfeit any award payment. If an executive officer reaches as much as 150% of the targeted performance, the award payment will typically be capped at 200%. The Board and Compensation Committee believe that this payout method motivates our executive officers to reach 100% of the target performance goals at a minimum, and provides them with appropriate incentive to exceed those goals.
In addition, for 2017, the Compensation Committee determined that short-term incentive payments would be on an annual basis, discontinuing the practice of issuing quarterly incentive payouts. This decision was made within the context of stockholder feedback as well as the difficulty in determining quarterly goals in connection with our business diversification activities.

The Compensation Committee reviewed the performance of our named executive officers for the calendar year 2017 using the 2017 metrics and strategic accomplishments established by the Compensation Committee to determine the amount, if any, of awards payable to our named executive officers for 2017. In accordance with the criteria described above, the Compensation Committee assessed our financial, operational, and strategic performance for 2017. The Compensation Committee also accounted for additional performance objectives achieved by our named executive officers. In 2017, we achieved a significant trial win against Motorola from our St. Lawrence patent portfolio; finalized a major settlement following a successful trial verdict from the patent portfolio of our subsidiary Cellular Communications Equipment LLC; and saw the value of our investment in Veritone grow by 94% as of the end of 2017, as Veritone completed its initial public offering. In addition, in 2017, we completed an investment in Miso Robotics, a company focused on developing robotic solutions based on artificial intelligence for the food service industry. Acacia entered into intellectual property consulting agreements with Veritone and Miso Robotics in connection with our respective partnerships. These 2017 activities occurred while we continued to significantly reduce operating expenses, reduce overhead, and eliminate liabilities. Since the beginning of 2016, we have reduced our fixed general and administrative related expense run rate by approximately 56%, reduced headcount by 70%, and reduced litigation expenses as a percentage of revenues by 33%. During the same two-year period we generated gross revenues of $218.1 million and operating income of approximately $34.4 million.

Following a detailed analysis of the metrics and strategic accomplishments of 2017 and based on an analysis and recommendation by our independent compensation consultant, Pearl Meyer, the Compensation Committee awarded the following cash awards to our named executive officers, other than Mr. Key who resigned as our Interim Chief Executive Officer April 19, 2017, for fiscal year 2017:

	Fiscal Year 2017
	Target	Maximum	Actuals
Named Executive Officer			$	%(1)
Robert B. Stewart, Jr.	50%	100%	$400,000	100%
Clayton J. Haynes	55%	110%	$266,688	68%
Edward J. Treska(2)	55%	110%	$481,000	115%
______________________
(1)     Reflects percentage of Named Executive Officer's base salary.

(2)
Mr. Treska’s duties expanded in 2017 to include the management of key patent licensing programs; as a result a portion of Mr. Treska's incentive payment was derived from an existing incentive program focused on licensing settlements.

In addition to the above described incentive payments, consistent with our practice in prior years, all of our employees, including each of our named executive officers, received a year-end holiday bonus equal to one week’s salary. Thus, Messrs. Stewart, Haynes and Treska each received an additional non-discretionary bonus of $7,692, $7,577 and $8,077, respectively, at the end of fiscal year 2017.
Equity Compensation
We granted performance-based equity awards and time-based equity awards to our named executive officers in amounts based on the factors evaluated for determining overall compensation outlined above. These equity awards vest over a three-year period and are split 50% in premium-priced stock options (having an exercise price with a 25% premium over market price on date of grant) and 50% in fair market value stock options. The Compensation Committee believes that the grant of equity awards is essential to aligning the interests of our named executive officers with the interests of our stockholders in enhancing the value of our company. Additionally, the use of time-based vesting schedules in our equity awards helps us to retain our named executive officers.
To align compensation with long term performance, our equity compensation plan allows for the grant of stock options and restricted stock awards to our named executive officers and other employees. Each named executive officer is eligible to be considered for an annual equity award. The 2017 grant of stock options in two parts (premium-priced and fair market value) was structured to provide a balanced equity incentive that achieves the Committee's desire for retention and addresses the unpredictability of the patent licensing business while ultimately aligning to long-term shareholder interests. This ensures that our executive officers have sufficient incentive to improve our performance in order to achieve a significant increase in the value of our common stock.

The chart below shows the number of equity grants approved by the Compensation Committee for each of our named executive officers, other than Mr. Key who resigned as our Interim Chief Executive Officer effective April 19, 2017, during the 2017 fiscal year:

Name	Number of Fair Market Priced Options(1)	Number of Premium Priced Options(2)(3)
Robert B. Stewart, Jr.	96,153	113,032
Clayton J. Haynes	96,153	113,032
Edward J. Treska	96,153	113,032
_____________________________________
(1)    One-sixth of the fair market value options vest every six months for a three-year period.
(2)    One-sixth of the premium-priced options vest every six months for a three-year period.

(3)	Premium priced options granted with an exercise price that is at least 25% above the fair market value of our common stock on the date of grant.
Fiscal Year 2018
On February 12, 2018, the Compensation Committee approved the 2018 executive compensation program developed and recommended by our compensation consultant, Pearl Meyer. The 2018 executive compensation plan (the “2018 Compensation Plan”) seeks to align more value on the equity component and corresponding long-term value creation, including performance based equity, and reduce the targeted annual incentive compensation. The purpose of a structure that deemphasizes short-term compensation in favor of long-term compensation is to support the long-term value creation from our business diversification initiatives and increase management’s alignment with the long-term stockholder. The 2018 Compensation Plan provides for a target pay mix (as a percentage of total compensation), on average for all the three named executive officers of 42% base salary, 4% annual short-term incentive, and 54% long-term incentive. To further enhance the 2018 Compensation Plan's performance-orientation, 100% of the 2018 equity grant will be in the form of premium-priced stock options - a shift from 2017's equity grant structure of 50% premium priced stock options and 50% fair market priced stock options.
In connection with the 2018 Compensation Plan and as a result of the decline in our stock price, Pearl Meyer developed a new peer group profile to ensure the benchmark companies used in its analysis were appropriate based on our current market capitalization and business profile. Pearl Meyer's peer selection process filtered based on industry, market capitalization within the range of .40x - 2.5x our market capitalization and companies that had exhibited double-digit 1 and 3 year growth in market capitalization and revenue. Filters were chosen in order to select companies with strong growth profiles, but of similar size. Similar to prior years, target compensation levels were calibrated to the market median of the revised peer group.
Executive Officer Stock Ownership Guidelines
To further align the interests of our management and stockholders, in February 2016 the Board, upon the recommendation of our Compensation Committee, adopted stock ownership guidelines for our executive officers. Under the guidelines, our Chief Executive Officer is required to hold a number of shares of our common stock having a value equal to five times (5x) his annual base salary and our other executive officers are required to hold a number of shares of our common stock having a value equal to two times (2x) their annual base salary.  Our current executive officers have five years from the adoption of these guidelines, and new executive officers have five years from the date of their appointment, to reach the required common stock ownership levels, and our executive officers must hold fifty percent (50%) of the net shares until these guidelines have been met.  For purposes of these stock ownership guidelines, “ownership” of our common stock shall include: (i) shares acquired pursuant to open-market purchases; (ii) shares acquired upon the exercise of stock options; (iii) shares obtained upon the settlement of restricted stock or restricted stock units; and (iv) “in-the-money” vested stock options.
AIP Profits Interest Units
We own substantially all of the equity in AIP Operation LLC (“AIP”), which holds the Common Stock Purchase Warrant (the “Veritone 10% Warrant”) to purchase 809,400 shares of common stock (as adjusted) of Veritone. Veritone is a leading cloud-based Artificial Intelligence technology company that is pioneering next generation search and analytics through their proprietary Cognitive Media Platform™.  Veritone is a publicly traded company listed on the NASDAQ Global Market and is a separate organization from us. In August 2016, we announced the formation of a partnership with Veritone, and provided a total of $53.3 million in funding to Veritone pursuant to an investment agreement executed in August 2016, as amended. In connection with our investment in Veritone, we entered into a Voting Agreement with Veritone and certain stockholders of Veritone pursuant to which, we have the right to appoint three of nine members of the board of directors of Veritone. As part of our partnership and investment in Veritone, we were issued the Veritone 10% Warrant, which we contributed to AIP in exchange for units in AIP. We are the manager of AIP.
At its founding, we reserved 40% of AIP units as “profits interests,” which are rights to receive a specified percentage of distributions from AIP after we receive all of our unreturned capital. On February 16, 2017, AIP profits interests units were granted to the following named executive officers, as follows:

Name	Number of AIP Profits Interest Units(1)	Percentage Interest(1)
Robert B. Stewart, Jr.	110	11%
Edward J. Treska	110	11%
Clayton J. Haynes	70	7%
__________________________

(1)	G. Louis Graziadio, III was also granted 110 AIP Profits Interest Units, or 11%, as described above in the "2017 Director Compensation Table" on page ● of this Proxy Statement.

We believe that our investment in Veritone represents a significant value creation opportunity for our stockholders. Profits interest unit grants are intended to provide incentives for Acacia recipients to drive Veritone’s success. Profits interest units were granted as compensation for services provided to AIP and to Veritone, upon the recommendation of the Compensation Committee and Pearl Meyer, our independent compensation consultant. Given the size and nature of our investment, the growth and success of Veritone could have positive implications for us as a whole, and we believe that it is important to leverage the experience and expertise of our own officers to support Veritone’s success.

Each award of AIP profits interest units vests one third (1/3rd) if and when the aggregate value of our entire investment in Veritone is greater than one hundred and fifty percent (150%) of the aggregate issue price or purchase price thereof within a specified period of time. Each award vests two thirds (2/3rds) if and when the aggregate value of our entire investment in Veritone is greater than three hundred percent (300%) of the aggregate issue price or purchase price thereof within a specified period of time. As of the date of this proxy statement, all awards of AIP profits interest units have vested.

The AIP profits interest grants made on February 16, 2017 were one-time grants calibrated to the relative contribution by each recipient. The primary purpose of the profits interest grants in AIP is to provide the executives with a highly-focused compensation tool that is directly aligned with the goal of creating value within Veritone, thereby creating value on our investment in Veritone for the benefit of our stockholders. The incentive program is structured to provide alignment with our stockholders and have the appropriate governance controls, including the following features:

•	We control AIP as the manager of AIP.

•
Recipients can realize value from the AIP profits interests if, and only if, we receive our unreturned capital related to the Veritone 10% Warrant, and there is a profit actually realized by us from the exercise or sale of the Veritone 10% Warrant.

Employee Benefits and Perquisites

The named executive officers participate in our employee benefits programs that are provided to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers.
Severance and Change of Control Payments
Pursuant to the employment agreements described below, we provide our named executive officers with severance and change of control arrangements in order to mitigate some of the risk that exists for the named executive officers. These arrangements are intended to attract and retain qualified executives who have alternatives that may appear to them to be less risky absent these arrangements, and mitigate a potential disincentive for the named executive officers to pursue and execute an acquisition of our company, particularly where the services of these named executive officers may not be required by a potential acquirer.

Marvin Key resigned as our Interim Chief Executive Officer effective April 19, 2017. Mr. Key and the Company entered into a Separation Agreement and General Release, dated as of April 19, 2017 (the “Separation Agreement”), pursuant to which Mr. Key received, (i) a lump sum payment in the amount of $420,000, representing 12 months of his base salary, (ii) accrued obligations (i.e. accrued vacation pay and reimbursable expenses) totaling $51,692 (iii) $32,308, representing the equivalent of Mr. Key’s one month salary in lieu of notice, (iv) earned performance payment for 2016 totaling $248,566 and (iv) reimbursement for COBRA premiums for the continuation of Mr. Key’s medical and dental coverage for a period of 12 months after his resignation totaling $32,550.
Employment Agreements
We have entered into employment agreements with each of our named executive officers. We restated the employment agreements with Messrs. Haynes and Treska in September 2015 and with Mr. Stewart on August 1, 2017. We do not have any employment agreements or other compensatory plans, contracts or arrangements of any kind with our named executive officers which contain excise tax gross up provisions, guaranteed payment provisions, single trigger change of control provisions, guaranteed escalator provisions, or multi-year terms with auto renewal features. All employment agreements with our named executive officers may be terminated by either party for any reason upon thirty day's advance notice. Upon termination without cause, the named executive officer will be eligible for payment pursuant to the terms of the employment agreement. In addition, the named executive officer is eligible for an annual incentive award equal to a percentage of his or her base salary, payable at the discretion of the Compensation Committee and in accordance with the compensation parameters described herein. The award is based upon personal performance, overall company performance and other factors as detailed above that the Compensation Committee considers. Our employment agreements and severance and change of control arrangements do not provide for the payment of any excise tax gross-up amounts.

We do not have any agreement or arrangement with any named executive officer relating to a change in control of our company other than any provisions for the accelerated vesting of stock awards in their respective stock award agreements as set forth in our employment agreements with the named executive officers. The agreements and arrangements are described in greater detail under the section “Potential Payments Upon Termination or Change in Control” below.
Potential Payments Upon Termination or Change in Control
Messrs. Stewart, Haynes and Treska’s restated employment agreements clarify that they shall each be eligible to receive an eighteen month severance payment, as well as certain benefits, upon termination of such officer’s employment without cause or for good reason. If we had terminated Messrs. Stewart, Haynes or Treska without cause on December 31, 2017, each of them would have received a lump sum payment equal to 18 months of their respective base salaries, in addition to the accrued obligations (i.e., such named executive officer's annual base salary through the date of termination to the extent not theretofore paid and any compensation previously deferred by such named executive officer (together with any accrued interest or earnings thereon) and any accrued vacation pay, and reimbursable expenses, in each case to the extent not theretofore paid) and COBRA coverage, paid for by us, for the medical and dental benefits selected by such named executive officer in the year in which the termination occurs for the 18 month period described above. The respective base salaries would have been $400,000 for Mr. Stewart, $393,978 for Mr. Haynes and $420,000 for Mr. Treska. There is no acceleration of the vesting of any outstanding equity awards upon termination of employment that would be triggered by any agreement or in accordance with any of the restated employment agreements. The named executive officers do not receive severance or other payments in any other circumstances, including death or disability.
In addition, pursuant to the restated employment agreements, upon a “change in control” or “hostile takeover” (each as defined in our equity compensation plans), if (x) Messrs. Stewart, Haynes or Treska’s employment is terminated by us without cause, other than due to death or permanent disability, or in the event Messrs. Stewart, Haynes or Treska terminates his employment with good reason (as defined in our equity compensation plans), in either case within twelve months following a “change in control” or “hostile takeover”, or (y) Messrs. Stewart, Haynes or Treska voluntarily terminates his or her employment on his or her own initiative after the twelfth month but no later than the thirteenth month following a “change in control” or “hostile takeover”, in either case of (x) or (y), then on the date of termination of service, all outstanding unvested equity awards will fully vest. If the closing of a “change in control” had occurred as of December 31, 2017, and (x) or (y) described above occurred, the following equity awards would vest on the date of termination with respect to each named executive officer (based on equity awards outstanding as of December 31, 2017):

	Stock Option Awards		Restricted Stock Awards
Name	Number of Shares (#)	Value ($)(1)	Number of Shares (#)	Value ($)(1)	Total Value ($)(1)
Robert B. Stewart, Jr.	870,461	$50,988	38,974	$157,845	$208,833
Edward J. Treska	791,049	$33,992	33,974	$137,595	$171,587
Clayton J. Haynes	353,549	$33,992	33,974	$137,595	$171,587
_________________________

(1)
The determination of the value of stock option awards that would vest on this hypothetical “change in control” is calculated using the “spread” between the exercise price of the stock option awards, ranging from $3.12 to $6.75, and the closing sales price of our common stock on the last trading day prior to December 31, 2017. The fair market value of a share of our common stock is assumed to be $4.05 which was the closing price of the stock on December 29, 2017, the last trading day in 2017.

(2)
The determination of the value of the restricted stock that would vest on this hypothetical “change in control” is determined by multiplying the shares that would vest against the closing sales price of our common stock on the last trading day prior to December 31, 2017. The fair market value of a share of our common stock is assumed to be $4.05 which was the closing price of the stock on December 29, 2017, the last trading day in 2017.

We are not required to make any other payments in connection with a “change in control” of our company.

Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board currently consists of Messrs. Anderson, de Boom and Falzone. Mr. Walsh, who served on the Compensation Committee during the fiscal year ended December 31, 2017, stepped down from the Compensation Committee on February 12, 2018. Mr. Frykman served as Vice Chairman of the Compensation Committee until his death on April 14, 2018. Mr. Falzone was appointed to the Compensation Committee on March 30, 2018. During fiscal year 2017, no member of our Compensation Committee was an officer or employee, or a former employee, of our company. During fiscal year 2017, none of our executive officers (i) served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee of another entity, one of whose executive officers served as a director of ours.
Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by:    Paul Falzone
William S. Anderson
Fred A. de Boom

Summary Compensation
The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last fiscal year for our named executive officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compen-sation (4) ($)	Non-qualified Deferred Comp-ensation Earnings ($)	All Other Comp- ensation ($)(5)(6)	Total ($)

Robert B. Stewart	2017	400,000	7,692	—	446,235	400,000	—	79,420	1,333,347
President	2016	364,406	7,692	105,999	2,164,009	489,939	—	—	3,132,045
	2015	331,944	6,147	388,880	—	—	—	—	726,971

Clayton J. Haynes	2017	393,978	7,577	—	446,235	266,688	—	50,540	1,165,018
Chief Financial Officer, Sr., Vice President	2016	393,978	7,577	105,999	929,502	483,258	—	—	1,920,314
of Finance and Treasurer	2015	393,978	7,577	466,560	—	78,795	—	—	946,910

Edward J. Treska	2017	420,000	8,077	—	446,235	481,000	—	79,420	1,434,732
Executive Vice President, General Counsel and	2016	402,846	8,077	105,999	2,164,009	575,985	—	—	3,256,916
Secretary	2015	387,681	7,455	466,560	—	129,062	—	—	990,758

Marvin Key(2)	2017	113,076	—	—	—	—	—	536,550	649,626
Interim Chief Executive Officer	2016	417,534	8,077	113,000	948,604	528,669	—	—	2,015,884
	2015	391,317	7,525	388,800	—	—	—	—	787,642
____________________

(1)
Stock awards consist of restricted stock awards. Option awards consist of incentive and non-qualified stock options. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value related to equity-based awards granted to the named executive officers during the years indicated, as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of equity-based awards is set forth under Notes 2 and 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

For each of Messrs. Stewart and Treska, stock option awards granted in 2016 include 562,500 unvested stock options, representing $1,377,000 of the 2016 grant date fair value shown above, which vest in three equal installments only upon our achievement of certain 30-day average stock price targets ranging from $8.00 to $10.00 per share. The time frame to achieve the price targets is August 1, 2020, four years from the grant date. In the event that the stock price targets are not met over such four-year period, the stock options do not vest, and the recipient will not receive any value from those options granted. In general, all other stock option awards vest in equal installments over a three-year period.

(2)	Mr. Key resigned as our Interim Chief Executive Officer effective April 19, 2017.

(3)	Represents a non-discretionary year-end bonus equal to one week’s salary.

(4)	Represents incentive payments made pursuant to our cash incentive compensation program.

(5)	For Marvin Key only, represents accrued vacation, severance and COBRA benefits paid upon resignation.

(6)
For Messrs. Stewart, Haynes and Treska only, represents the grant date fair value of profits interest units, as described above under the caption, “Compensation Discussion and Analysis - AIP Profits Interest Units” beginning on page ● of this Proxy Statement, which for financial statement purposes are accounted for at fair value in accordance with ASC Topic 718 as set forth under Notes 2 and 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate estimated grant date fair value of the profits interest units granted. Recipients can only realize value from the profits interest if, and only if, we receive our unreturned capital related to the contribution of the Veritone 10% Warrant and there is a profit actually realized related to the exercise or sale of the Veritone 10% Warrant.

Pay Ratio

In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2017:

•	the median of the annual total compensation of all our employees (except our Interim Chief Executive Officer) was $269,387;

•	the annualized total compensation of our Interim Chief Executive Officer was $956,550 (including severance related payments of $536,550); and

•	the ratio of these two amounts was 3.6 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

Methodology for Identifying Our “Median Employee”

Employee Population. To identify the median of the annual total compensation of all of our employees (other than our Chief Executive Officer), we first identified our total employee population from which we determined our “median employee”. We determined that, as of December 31, 2017, our employee population consisted of approximately 13 individuals.

Our Median Employee. To identify our “median employee” from our total employee population, we calculated the annual total compensation of each employee as of December 31, 2017 based on Form W-2 information.

Determination of Annual Total Compensation of our “Median Employee” and our CEO

Once we identified our “median employee”, we then calculated such employee’s annual total compensation for 2017 using the same methodology we used for purposes of determining the annual total compensation of our named executive officers for 2017 (as set forth in the above Summary Compensation Table).

Our Chief Executive Officer’s annual total compensation for 2017, for purposes of the Pay Ratio Rule, represents the annualized amount reported in the “Total” column in the Summary Compensation Table (i.e., Mr. Key resigned as Interim Chief Executive Officer on April 19, 2017), and includes certain severance related payments.

Executive Officers

The table below provides information concerning our executive officers as of the date of this Proxy Statement(1).

Name	Age	Positions with the Company
Robert B. Stewart, Jr.	52	President
Clayton J. Haynes	48	Chief Financial Officer, Treasurer and Senior Vice President, Finance
Edward J. Treska	52	Executive Vice President, General Counsel and Secretary
____________________

(1)	Marvin Key resigned as Interim Chief Executive Officer on April 19, 2017.

Robert B. Stewart, Jr. joined Acacia Research Corporation in August 1997 as Vice President. In August 2004, Mr. Stewart was appointed our Senior Vice President. On April 19, 2017, Mr. Stewart was appointed our President upon the resignation of Mr. Key. Mr. Stewart received a B.S. degree from the University of Colorado at Boulder.
Clayton J. Haynes joined Acacia Research Corporation in April 2001 as Treasurer and Senior Vice President, Finance. In November 2001, Mr. Haynes was appointed our Chief Financial Officer. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Business Advisory Services practice. Mr. Haynes received a B.A. degree from the University of California at Los Angeles, an M.B.A from the University of California at Irvine Paul Merage School of Business and is a Certified Public Accountant (Inactive).

Edward J. Treska joined Acacia Research Corporation in April 2004 as Vice President. He was appointed Secretary in March 2007, General Counsel in March 2010 and Senior Vice President in October 2011. On April 19, 2017 Mr. Treska was appointed Executive Vice President upon the resignation of Mr. Key. Prior to joining us, Mr. Treska served as General Counsel, Director of Patents and Licensing for SRS Labs, Inc., a technology licensing company specializing in audio enhancement, between 1996 and 2004. Prior to joining SRS Labs, Mr. Treska practiced law at the intellectual property law firm of Knobbe, Martens, Olson & Bear and prior to law school was a design engineer with the former TRW Space & Technology Group. Mr. Treska is a registered patent attorney who received a B.S. degree in Electrical Engineering from Colorado State University and a J.D. degree from the University of San Diego School of Law. Mr. Treska has also served on the Board of Directors of Veritone, Inc. since August 2016.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2017

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Name	Grant Date	Threshold ($)(4)	Target ($)(4)	Maximum ($)(4)	Threshold (#)	Target (#)	Maximum (#)

Robert B. Stewart, Jr.	3/15/2017	—	—	—	—	—	—	—	96,153	5.40	$223,585
	3/15/2017	—	—	—	—	—	—	—	113,032	6.75	$222,650
	2/16/2017	—	288,980	—	—	—	—	—	—	—	$—

Clayton J. Haynes	3/15/2017	—	—	—	—	—	—	—	96,153	5.40	$223,585
	3/15/2017	—	—	—	—	—	—	—	113,032	6.75	$222,650
	2/16/2017	—	183,896	—	—	—	—	—	—	—	$—

Edward J. Treska	3/15/2017	—	—	—	—	—	—	—	96,153	5.40	$223,585
	3/15/2017	—	—	—	—	—	—	—	113,032	6.75	$222,650
	2/16/2017	—	288,980	—	—	—	—	—	—	—	$—
Marvin Key(3)		—	—	—	—	—	—	—	—	—	$—
____________________

(1)
For financial statement purposes, the fair value of stock option awards is determined by the product obtained by multiplying the number of stock options granted by the estimated grant date fair value of the stock option awards based on the Black-Scholes pricing model. Regardless of the value placed on equity awards on the grant date, the actual value of the awards will depend on the market value of our common stock on such date in the future when the stock option award is exercised.

(2)
We granted stock options to our named executive officers under our 2016 Acacia Research Corporation Stock Incentive Plan. For the time-based options, one-sixth of the shares vest every six months for a three-year period. The performance-based options also have a vesting schedule where one-sixth of the shares vest every six months for a three-year period. For 2017, 50% of the value of stock options granted consisted of stock options with an exercise price equal to fair market value of our common stock on the date of grant, and 50% of the value of stock options consisted of stock options granted with an exercise price that is at least 25% above the fair market value of our common stock on the date of grant.

(3)    Mr. Key resigned as our Interim Chief Executive Officer effective April 19, 2017.

(4)
Amounts reflect profits interest units granted, as described above under the caption, “Compensation Discussion and Analysis - AIP Profits Interest Units” beginning on page ● of this Proxy Statement. The profits interests plan does not specify amounts payable based on specified performance targets. Profits interest related distributions, if any, are based on the existence of “profits” as defined in the applicable plan documents and are subject to the initial recovery of amounts contributed to AIP by us, as described above. As such, the target amount above reflects the intrinsic value of the profits interest units for the applicable named executive officer as of December 31, 2017, based on Veritone’s December 29, 2017 stock price of $23.20 and a Veritone 10% Warrant exercise price of $13.6088, multiplied by 404,700 warrant shares, representing 50% of the Veritone 10% Warrant that were vested as of December 31, 2017. The gross intrinsic value was reduced by the value of the Veritone 10% Warrant contributed to AIP. The resulting amount was then multiplied by the recipients profits interest percentage, as described above. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the intrinsic value of the profits interest units, assuming the exercise of the Veritone 10% Warrant, calculated as of December 31, 2017. Recipients can only realize value from the profits interest if, and only if, we receive our unreturned capital related to the contribution of the Veritone 10% Warrant and there is a profit actually realized by AIP related to the exercise or sale of the Veritone 10% Warrant.

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2017.

	Option Awards					Stock Awards
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira-tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Date
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable								Grant	Fully Vested(1)
Robert B. Stewart, Jr.(3)	—	—	—	—	—	5,000	20,250	—	—	2/10/2015	2/10/2018
	39,669	39,669	—	3.12	3/1/2023	—	—	—	—	3/1/2016	3/1/2019
	93,968	93,970	—	3.90	3/1/2023	—	—	—	—	3/1/2016	3/1/2019
	187,500	562,500	—	5.75	8/1/2023	—	—	—	—	8/1/2016	N/A (3)
	16,025	80,128	—	5.40	3/15/2024	—	—	—	—	3/15/2017	3/15/2020
	18,838	94,194	—	6.75	3/15/2024	—	—	—	—	3/15/2017	3/15/2020
Clayton J. Haynes	52,892	26,446	—	3.12	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	125,292	62,646	—	3.90	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	125,000	125,000	—	5.75	8/1/2023	—	—	—	—	8/1/2016	5/20/2019
	32,051	64,102	—	5.40	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
	37,677	75,355	—	6.75	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
Edward J. Treska(3)	52,892	26,446	—	3.12	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	125,292	62,646	—	3.90	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	187,500	562,500	—	5.75	8/1/2023	—	—	—	—	8/1/2016	N/A (3)
	32,051	64,102	—	5.40	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
	37,677	75,355	—	6.75	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
____________________

(1)	Fully vested date assuming continued employment through the final vest date.

(2)
The fair market value of a share of our common stock is assumed to be $4.05, which was the closing price of our common stock on the Nasdaq Global Select Market on December 29, 2017, the last trading day of 2017.

(3)
The stock options granted to Messrs. Stewart and Treska on August 1, 2016 vest in equal installments of 25% upon our achievement of certain stock price targets that hold a 30-day average ranging from $8.00 to $10.00 per share. The time frame to achieve the price targets is August 1, 2020, four years from the grant date. In the event that the stock price targets are not met over such four-year period, the stock options do not vest, and the recipient will not receive any value from those options granted. In general, all other stock option awards vest in equal installments over a three-year period.

EQUITY PLAN COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2017:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders
2013 Acacia Research Stock Incentive Plan(1)	1,440,199	3.46	660,000
2016 Acacia Research Stock Incentive Plan(2)	4,389,892	5.67	727,000
Subtotal	5,830,091	5.13	1,387,000
____________________

(1)
The initial share reserve under the 2013 Plan, was 4,750,000 shares of our common stock. Column (a) excludes 83,144 in non-vested restricted stock awards and restricted stock units outstanding at December 31, 2017. In June 2016, 625,390 shares of common stock available for issuance under the 2013 Stock Plan were transferred into the 2016 Stock Plan.

(2)
The initial share reserve under the 2016 Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the 2013 Plan. No new additional shares will be added to the 2016 Plan without stockholder approval (except for shares subject to outstanding awards that are forfeited or otherwise returned to the 2016 Plan).

2017 OPTION EXERCISES AND STOCK VESTED

The following table provides information for our named executive officers regarding option exercises and stock award vesting during fiscal year 2017, including the number of shares acquired upon exercise or vesting and the value realized as determined based on applicable SEC regulations. The value realized does not necessarily reflect the actual amount that will be paid to our named executive officers upon the sale of the shares.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert B. Stewart, Jr.	—		—	14,500	$70,625
Clayton J. Haynes	—		—	12,000	$52,500
Edward J. Treska	—		—	12,000	$52,500
Marvin Key(1)	94,367	—	$134,371	—	$—
____________________

(1)	Mr. Key resigned as our Interim Chief Executive Officer effective April 19, 2017.

Certain Relationships and Related Transactions
We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement. However, we have adopted a corporate Code of Conduct which applies to all of our employees, officers, and directors and a Board of Directors Code of Conduct which applies only to our directors. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel and approved by the Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel. Such transactions are generally prohibited unless approved by the Board. The Board of Directors Code of Conduct provides further obligations for director conflicts of interest. The Board of Directors Code of Conduct requires directors to disclose material conflicts of interest to our General Counsel. Our General Counsel must notify the Board, and the disinterested Board members must determine whether the situation represents a material conflict of interest. If the Board determines there is a material conflict of interest, the Board must determine the appropriate manner to address the conflict and may prohibit the interested director from approving the transaction, have the transaction approved by our Audit Committee, or have the transaction approved by another disinterested body of the Board.
We review the questionnaires completed by our directors and executive officers annually. If any related party transactions are reported, management reviews the transactions and consults with the Board. Since January 1, 2016, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than the August 2016 arrangement we entered into with Second Southern Corp. (“Second Southern”), a company wholly owned by Mr. Graziadio and which he serves as President (“Second Southern Agreement”). Pursuant to the Second Southern Agreement, in October 2016, we made a one-time payment of $250,000 to Second Southern, as reimbursement for costs and expenses incurred by Second Southern in providing resources (including personnel, facilities and supplies) used by Mr. Graziadio in connection with his previous duties as a member of our Office of the Chairman from December 2015 through July 2016 and agreed thereafter to pay Second Southern a fee of $250,000 per year (payable on a quarterly basis commencing in the third quarter of 2016). Accordingly, as previously disclosed, payments during 2016 under the Second Southern Agreement totaled $375,000. The Second Southern Agreement is terminable by either party on thirty (30) days’ prior written notice. Pursuant to the Second Southern Agreement, we made payments totaling $250,000 for fiscal 2017.
Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2017, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a).
Form 10-K
On March 7, 2018, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2017. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 520 Newport Center Drive, Newport Beach, California 92660.
If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
Stockholder Proposals for the 2019 Annual Meeting
Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to the 2019 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business (520 Newport Center Drive, Newport Beach, California 92660) no later than ●, 2018, in order to be considered for inclusion in our Proxy Statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.
In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Exchange Act, and pursuant to our Amended and Restated Bylaws, notice of any such stockholder proposals must be delivered to our Secretary in writing at our principal place of business not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2018 Annual Meeting, after which a proposal is untimely. In the event that the date of the 2019 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2019 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made by us. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

●, 2018                        By Order of the Board of Directors,

    Edward J. Treska
    Secretary

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PROXY CARD

ACACIA RESEARCH CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [____], [____]

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Robert B. Stewart, Jr. and Edward J. Treska and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on [____], [____] either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held [____], [____], or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

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A Proposals – The Board of Directors recommends a vote FOR the nominees listed below, and FOR Proposals 2, 3 and 4.

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01. G. Louis Graziadio, III	☐	☐	02. Frank E. Walsh, III	☐	☐

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